-------------------------------------------------------------------------------
                          Annual Report to Shareholders
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                             [Pitcairn logo omitted]
                                 PITCAIRN FUNDS


                             Diversified Value Fund

                                Select Value Fund

                              Small Cap Value Fund

                             Diversified Growth Fund

                               Select Growth Fund

                              Small Cap Growth Fund

                             Family Heritage(R) Fund

                            International Equity Fund

                         Government/Corporate Bond Fund

                              Tax-Exempt Bond Fund









                            ------------------------
                                October 31, 2001
                            ------------------------

                                TABLE OF CONTENTS
                                -----------------





Letter to Shareholders ................................................. 1

Management's Discussion & Analysis of Fund Performance

     Diversified Value Fund ............................................ 2

     Select Value Fund ................................................. 3

     Small Cap Value Fund .............................................. 4

     Diversified Growth Fund ........................................... 5

     Select Growth Fund ................................................ 6

     Small Cap Growth Fund ............................................. 7

     Family Heritage(R)Fund ............................................ 8

     International Equity Fund .........................................10

     Government/Corporate Bond Fund ....................................12

     Tax-Exempt Bond Fund ..............................................13

Report of Independent Accountants ......................................14

Statements of Net Assets

     Diversified Value Fund ............................................15

     Select Value Fund .................................................17

     Small Cap Value Fund ..............................................19

     Diversified Growth Fund ...........................................22

     Select Growth Fund ................................................24

     Small Cap Growth Fund .............................................25

     Family Heritage(R)Fund ............................................28

     International Equity Fund .........................................30

     Government/Corporate Bond Fund ....................................32

     Tax-Exempt Bond Fund ..............................................34

Statements of Operations ...............................................38

Statements of Changes in Net Assets ....................................40

Financial Highlights ...................................................44

Notes to Financial Statements ..........................................48

Notice to Shareholders .................................................53


             -----------------------------------------------------
              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
             -----------------------------------------------------
            Must be preceded or accompanied by a current prospectus.

Dear Valued Pitcairn Funds Shareholder:

The Pitcairn Funds' fiscal year was one of economic travail and geopolitical challenge. Responding to earlier monetary policy tightening by the Fed, the U.S. economy decelerated dramatically from its heady pace of late 1999 and early 2000. After peaking at an annualized rate of over 8% in the fourth quarter of 1999, growth in real gross domestic product ended 2000 just under 2%. Economic activity continued to weaken, making it likely that 2001 will be remembered as a year in which America entered a recession.

Post-WWII economic downturns have often been characterized by weakness in both the business and consumer sectors. However, this cycle differed in that the extent of the decline was far more pronounced on the corporate front, while the consumer sector actually bolstered the faltering economy. After rising over 18% in 1999, after-tax corporate profits were essentially flat for calendar 2000, rising just 1% for the year. By the middle of 2001, profits had declined by almost 13% on a year-over-year basis. This reversal comes on the heels of the massive investment boom of the prior five years. In fact, the outperformance, and subsequent downfall, of the technology sector in the late 1990s is reminiscent of the railroad industry in the 19th century. During the second half of the fiscal year, corporate cutbacks were spreading to the consumer sector as layoffs began to build. However, declining interest rates buoyed consumer activity through increased refinancing and housing activity.

The September 11 tragedy put substantial short-term pressure on the U.S. economy. In the days and weeks following the attacks, consumers dramatically curtailed travel and other cyclical spending, while businesses continued to cut investment spending. As the fiscal year ended, conditions were beginning to stabilize -- interest rates reached long-time lows, consumers took advantage of major price reductions and early military activity showed positive momentum.

The fiscal year was another year of wide disparities in return among, and within, the major securities markets. For the twelve-month period, both U.S. and international stocks lost about 25% of their value while the fixed income markets posted well above average returns in the low to mid-teens. Intra-market dispersion was a major event as growth-oriented stocks underperformed the value segment of the market by a wide margin. While the Russell 1000(R) Value Index's return was a poor -11.87%, the Russell 1000(R) Growth Index was decidedly worse with a return of -39.94%. For the fiscal year, most of the Pitcairn Funds outperformed their benchmarks, often by wide margins.

Given the large amount of monetary stimulus provided by the Fed in 2001, as well as the potential for further stimulus on the fiscal front, evidence is building that the shape of the economy in 2002 may be more positive than generally anticipated over recent months. As activity picks up, we would expect that interest rates would rise modestly, with the yield curve maintaining an upward slope. In the absence of an unanticipated jump in inflation, we view prospects for the fixed income markets favorably, albeit with returns lower than the prior fiscal year. It is probable that equity markets would improve in anticipation of better economic news. While valuations continue to seem high from a historical perspective, they are actually fair against a backdrop of continued tame inflation.

In managing the Pitcairn Funds, we will continue to focus on adding value for our shareholders through the consistent application of our research processes, while assuring that each portfolio remains true to its strategic mission. We thank you for your investment in the Pitcairn Funds.

Sincerely,


/s/JACK YATES, III

Jack Yates, III
Executive Vice President
Chief Investment Officer

                         PITCAIRN DIVERSIFIED VALUE FUND
                         -------------------------------

OBJECTIVE:              Long-term capital appreciation.

INVESTMENT STRATEGY:    The Fund invests primarily in a diversified
                        portfolio of equity securities of large
                        and mid capitalization companies designed to provide exposure to the value portion of the U.S. stock market.

FUND MANAGERS:          David T. Larrabee, Vice President, Pitcairn
                        Investment Management Catherine E. Rooney,
                        Vice President, Pitcairn Investment Management


FUND REVIEW AND OUTLOOK:

The Pitcairn Diversified Value Fund posted a return of -11.87% for the fiscal year ended October 31, 2001, equaling that of its benchmark, the Russell 1000(R) Value Index.

By design, the Diversified Value Fund is managed with a goal of producing returns in excess of its benchmark, while providing exposure to risk characteristics similar to that of its benchmark. For most of the fiscal year, value stocks held steady while growth stocks continued a precipitous decline. As signs of economic weakness became more apparent in August and September, value stocks declined and ended the year on a negative note. Even as the value market weakened, we found that our attention to stock selection garnered positive relative returns for the Fund. Specific stocks that contributed to the Fund's performance included AUTOZONE, HELMERICH & PAYNE, BEMIS AND CIT GROUP.

Heading into 2002, the Diversified Value Fund contains roughly 100 securities and remains positioned in accordance with the goal of the Fund. Sector and industry exposures in the portfolio are closely aligned with the target benchmark. Risk exposures are tightly constrained and the goal of the Fund is to generate excess returns through superior stock selection.


             AVERAGE ANNUAL TOTAL RETURNS
           (PERIODS ENDED OCTOBER 31, 2001)

                                        ANNUALIZED
                        ONE YEAR        INCEPTION
                         RETURN         TO DATE*
-----------------------------------------------------
Pitcairn Diversified
Value Fund               -11.87%          -5.89%
-----------------------------------------------------
Russell 1000(R)
Value Index              -11.87%          -5.82%
-----------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

[GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         Pitcairn Diversified Value Fund    Russell 1000 Value Index
8/31/00           10,000                            10,000
10/31/00          10,358                            10,340
10/31/01           9,128                             9,113


Past performance does not predict future results.
The Fund's comparative benchmark does not include the annual operating expenses incurred by the Fund.

* Commenced operations on August 4, 2000.

                           PITCAIRN SELECT VALUE FUND
                           --------------------------

OBJECTIVE:             Long-term capital appreciation.

INVESTMENT STRATEGY:   The Fund  invests  primarily  in a  portfolio
                       of large and mid  capitalization  U.S.
                       equity securities that the Manager believes are priced below their true value.

FUND MANAGER:          Catherine E. Rooney, Vice President,
                       Pitcairn Investment Management


FUND REVIEW AND OUTLOOK:
For the fiscal year ended October 31, 2001, the Pitcairn Select Value Fund posted a return of -7.90%, outperforming the -11.87% return for its benchmark, the Russell 1000(R) Value Index.

By design, the source of the Select Value Fund's strong relative performance in fiscal 2001 can be attributed to superior stock selection. The Fund is comprised of a limited number of value stocks with portfolio sector weightings aligned closely to its benchmark. Given the attractive valuations of stocks in the value sectors from late 2000 to early 2001, the Fund benefited from significant appreciation in securities owned across a wide array of market sectors. Significant contributors to performance included, HELMERICH & PAYNE, JONES APPAREL GROUP, ANTEC AND ELECTRONIC DATA SYSTEMS.

The focus of the Select Value Fund will continue to be on individual stock selection. We will continue to identify undervalued securities that we believe to have a potential catalyst for price appreciation. Holdings will be concentrated to approximately 35 securities. The risk of the portfolio will exceed that of its target benchmark, as we expect this increased risk will lead to increased returns over time.


          AVERAGE ANNUAL TOTAL RETURNS
        (PERIODS ENDED OCTOBER 31, 2001)

                                    Annualized
                       One Year     Inception
                        Return      to Date*
-----------------------------------------------------
Pitcairn Select
Value Fund              -7.90%        0.85%
-----------------------------------------------------
Russell 1000(R)
Value Index             -11.87%      -6.71%
-----------------------------------------------------


COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         Pitcairn Select Value Fund   Russell 1000 Value Index
8/31/00               10,000                   10,000
10/31/00              10,840                   10,340
10/31/01               9,984                    9,113


Past performance does not predict future results.
The Fund's comparative benchmark does not include the annual operating expenses incurred by the Fund.

* Commenced operations on August 11, 2000.

                          PITCAIRN SMALL CAP VALUE FUND
                          -----------------------------

OBJECTIVE:              Long-term capital appreciation.

INVESTMENT STRATEGY:    The Fund invests primarily in a diversified
                        portfolio of equity securities of small
                        capitalization companies designed to provide exposure to the value portion of the U.S. stock market.

FUND MANAGER:           Edward J. Stavetski, Senior Vice President,
                        Director of U.S. Equity Research,
                        Pitcairn Investment Management


FUND REVIEW AND OUTLOOK:
For the fiscal year ended October 31, 2001, the Pitcairn Small Cap Value Fund posted a return of 5.80%, as compared with an 8.75% return for its benchmark, the Russell 2000(R) Value Index.

After several years as the market's forgotten asset class, the small cap value sector has returned to favor. Its strong performance relative to the large and mid cap sectors is due in large part to the decline of the highly speculative technology sector. The rapid decline of large technology stocks caused the large and mid cap sectors to decelerate resulting in a flight to more reasonably priced securities available in the small cap sector. As the worldwide economy weakened, U.S.-based small cap stocks presented attractive valuations and more consistent earnings patterns than large cap stocks. The Fund benefited from significant appreciation in securities owned across a broad array of market sectors. Specific stocks contributing to the Fund's performance were CATO CORP., KING PHARMACEUTICALS, FRONTIER OIL AND BANCWEST.

The Small Cap Value Fund will continue to focus on investing in companies with attractive relative valuations within the sectors and industries that are consistent with its benchmark. In addition to stock selection, tax efficiency and risk controls remain critical components of the portfolio management process.


          AVERAGE ANNUAL TOTAL RETURNS
        (PERIODS ENDED OCTOBER 31, 2001)

                                            Annualized
                             One Year       Inception
                             Return         to Date*
-----------------------------------------------------
Pitcairn Small Cap
Value Fund                    5.80%           6.47%
-----------------------------------------------------
Russell 2000(R)
Value Index                   8.75%           7.50%
-----------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         Pitcairn Small Cap Value Fund      Russell 2000 Value Index
8/31/00           10,000                            10,000
10/31/00          10,039                             9,907
10/31/01          10,621                            10,774


Past performance does not predict future results.
The Fund's comparative benchmark does not include the annual operating expenses incurred by the Fund.

* Commenced operations on August 25, 2000.

                        PITCAIRN DIVERSIFIED GROWTH FUND
                        --------------------------------

OBJECTIVE:             Long-term capital appreciation.

INVESTMENT STRATEGY:   The Fund invests primarily in a diversified
                       portfolio of equity securities of large
                       and mid capitalization companies designed to provide exposure to the growth portion of the U.S. stock market.

FUND MANAGER:          Eric M. Feder, Vice President,
                       Pitcairn Investment Management


FUND REVIEW AND OUTLOOK:
For the fiscal year ended October 31, 2001, the Pitcairn Diversified Growth Fund posted a return of -38.34%, comparing favorably with the -39.94% return for its benchmark, the Russell 1000(R) Growth Index.

While most segments of the domestic equity market have experienced weakness over the past 12 months, growth stocks have generally been hardest hit by the domestic and international economic slowdown. Despite these challenges, the Fund performed well on a relative basis. Specific stocks contributing to the Fund's performance for the fiscal year were WHOLE FOODS MARKET, FAMILY DOLLAR STORES, WATERS CORP., AND ELECTRONIC DATA SYSTEMS.

In order to achieve the Fund's objective of long-term capital appreciation, the portfolio continues to invest in stocks that we believe are likely to offer the potential for above-average growth, with regard to both revenues and earnings. The portfolio contains roughly 100 securities and remains diversified across all sectors of the market. Sector and industry exposures in the portfolio are closely aligned with the target benchmark.

By design, the Diversified Growth Fund is managed with a goal of producing returns in excess of its benchmark, while providing exposure to risk characteristics similar to that of its benchmark. Going forward, the Fund will continue to capture the risk characteristics associated with the growth segment of the U.S. equity market, while emphasizing security selection as the primary driver of relative returns.


          AVERAGE ANNUAL TOTAL RETURNS
        (PERIODS ENDED OCTOBER 31, 2001)

                                             Annualized
                              One Year        Inception
                               Return         to Date*
---------------------------------------------------------
Pitcairn Diversified
Growth Fund                    -38.34%         -36.83%
---------------------------------------------------------
Russell 1000(R)
Growth Index                   -39.94%         -37.45%
---------------------------------------------------------


COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

             Pitcairn Diversified Growth Fund    Russell 1000 Growth Index
8/31/00                  10,000                         10,000
10/31/00                  8,492                          8,626
10/31/01                  5,236                          5,181


Past performance does not predict future results.
The Fund's comparative benchmark does not include the annual operating expenses incurred by the Fund.

* Commenced operations on August 4, 2000.

                           PITCAIRN SELECT GROWTH FUND
                           ---------------------------

OBJECTIVE:             Long-term capital appreciation.
INVESTMENT STRATEGY:   The Fund invests primarily in a
                       concentrated portfolio of high quality,large
                       capitalization growth companies. The Manager
                       seeks to identify leading companies with dramatic
                       wealth creation potential. Investments in
                       companies that demonstrate the following
                       attributes are emphasized:
                       o Sustainable above average earnings growth
                       o Dominant leadership position in its business
                       o Clear mission and value-added focus
                       o Financial strength
                       o Reasonable price relative to the market and
                         relative to the growth prospects of that
                         business
FUND MANAGERS:         Frank M. Sands, Sr., CFA,
                       Chief Investment Officer,
                       Sands Capital Management, Inc.
                       Frank M. Sands, Jr., CFA,
                       Director of Research,
                       Sands Capital Management, Inc.

FUND REVIEW AND OUTLOOK:
For the fiscal year ended October 31, 2001, the Pitcairn Select Growth Fund returned -38.44%, which compared favorably to the -39.94% return for its benchmark, the Russell 1000(R) Growth Index.

The Select Growth Fund invests in high quality, leading growth businesses. Well-experienced management and substantial financial strength characterize the companies owned by the Fund. During economic downturns, these companies focus their efforts on making their businesses stronger and more competitive. The companies accomplish this ambitious goal by continuing to fund research and development by attracting and retaining the best human talent in their business spaces and by improving their competitive positions. Businesses in the Fund, such as Nokia, Dell, Wal-Mart, Kohl's and Capital One, are aggressively taking market share. Companies such as Microsoft, Cisco Systems, Veritas Software, Genentech, and Medtronic continue to invest in, and advance, their technology platforms. In addition, Harley-Davidson, Tiffany and Starbucks continue to attract new customers with their legendary brand names and superior products and services. Valuations in the worldwide equity markets, especially the U.S. market, have become much more reasonable than the valuations experienced over the preceding three years.

Looking ahead, the basic elements for economic growth remain strong. In the month of October 2001, as the U.S. equity markets began to improve, the Select Growth Fund was up 10.34%, which compares very favorably with the 5.25% returned by its benchmark, the Russell 1000(R) Growth Index. While this is extremely short-term performance, it demonstrates that investors believe the outstanding companies owned in the Select Growth Fund will be among the primary beneficiaries of future economic growth.


          AVERAGE ANNUAL TOTAL RETURNS
        (PERIODS ENDED OCTOBER 31, 2001)

                                     Annualized
                      One Year        Inception
                       Return         to Date*
-----------------------------------------------------
Pitcairn Select
Growth Fund            -38.44%         -38.25%
-----------------------------------------------------
Russell 1000(R)
Growth Index           -39.94%         -37.71%
-----------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         Pitcairn Select Growth Fund        Russell 1000 Growth Index
8/31/00            10,000                           10,000
10/31/00            8,715                            8,626
10/3101             5,365                            5,181


Past performance does not predict future results.
The Fund's comparative benchmark does not include the annual operating expenses incurred by the Fund.

* Commenced operations on August 11, 2000.

                         PITCAIRN SMALL CAP GROWTH FUND
                         ------------------------------

OBJECTIVE:             Long-term capital appreciation.

INVESTMENT STRATEGY:   The Fund invests primarily in a diversified
                       portfolio of small U.S. companies with
                       market capitalization within the range of companies included in the Russell 2000(R)
                       Growth Index.

FUND MANAGER:          B. Randall Watts, Portfolio Manager,
                       Standish Mellon Asset Management Company LLC

FUND REVIEW AND OUTLOOK:
For the fiscal year ended October 31, 2001, the Pitcairn Small Cap Growth Fund returned -42.75%. Its benchmark, the Russell 2000(R) Growth Index, returned -31.50% during the same period.

The fiscal year began with some difficulty as 2000 ended with a sharp move down in the growth segment of the small cap market. This decline was the result of increased investor nervousness about the possibility of an economic slowdown. Despite being buoyed by rallies in early January and in April 2001, the small cap growth market continued to trend downward throughout the last twelve months.

The Small Cap Growth Fund has not been immune to the negative returns and volatility that have swept the market. Returns have been impacted by our emphasis on growth, which has underperformed value over the last twelve months. On the positive side, an underweight in technology and communications stocks mitigated some of the negative performance. Throughout these turbulent times, we have maintained our focus on identifying companies we believe to have the strongest growth opportunities. Attractive prospects remain in the health care and biotechnology sectors. We also see opportunity in some technology and communications stocks that have suffered large price declines despite maintaining their growth potential. Many firms in these sectors have strong balance sheets, as well as rising unit sales and growing market share.

As financial markets tend to lead rather than lag economic changes, we expect an improvement as the market looks ahead to an eventual economic recovery. Given the already attractive valuations of small company stocks relative to large company stocks, the stronger earnings forecasts for small companies and the tendency of small stocks to lead during a recovery, we believe the Fund is well positioned for 2002.


           AVERAGE ANNUAL TOTAL RETURNS
         (PERIODS ENDED OCTOBER 31, 2001)

                                        Annualized
                          One Year      Inception
                           Return       to Date*
-----------------------------------------------------
Pitcairn Small Cap
Growth Fund                -42.75%       -35.28%
-----------------------------------------------------
Russell 2000(R)
Growth Index               -31.50%       -29.27%
-----------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         Pitcairn Small Cap Growth Fund     Russell 2000 Growth Index
8/31/00              10,000                      10,000
10/31/00              8,800                       8,731
10/31/01              5,038                       5,981


Past performance does not predict future results.
The Fund's comparative benchmark does not include the annual operating expenses incurred by the Fund.

* Commenced operations on August 11, 2000.

                        PITCAIRN FAMILY HERITAGE(R) FUND
                        --------------------------------

OBJECTIVE:             Long-term capital appreciation.

INVESTMENT STRATEGY:   The Fund invests primarily in a portfolio of
                       equity securities of companies
                       designed to provide exposure to the overall
                       U.S. equity market. The Family
                       Heritage(R)Fund invests primarily in U.S.
                       equity securities of companies in which
                       the founding family or a related foundation maintains ownership of at least 10% of the issuer's outstanding shares.

FUND MANAGERS:         Eric M. Feder, Vice President,
                       Pitcairn Investment Management
                       David T. Larrabee, Vice President,
                       Pitcairn Investment Management

FUND REVIEW AND OUTLOOK:
For the fiscal year ended October 31, 2001, the Pitcairn Family Heritage(R) Fund returned -20.77%, outper-forming its benchmark. Over the same period, the Wilshire 5000 Index, the Fund's benchmark, posted a return of -25.56%.

During the Fund's fiscal year, the U.S. equity markets continued the slide that began in March of 2000. The weakening economy, compounded by the September 11th tragedies, only added to the market's woes. With technology stocks leading the market down, value stocks outperformed growth stocks by a wide margin over the past year. To illustrate, the Wilshire All-Value Index declined by -14.28% in the latest fiscal year versus a decline of -40.19% for the Wilshire All-Growth Index.

As might be expected, our strong relative performance in the recent fiscal year was driven largely by our more value-oriented holdings. Insurers Philadelphia Consolidated (+ 76%), Progressive (+ 41%) and retailer Barnes & Noble (+ 93%) were three of our biggest winners over the past year.

The Family Heritage(R) Fund invests primarily in U.S. equity securities of companies in which the founding family or a related foundation maintains ownership of at least 10% of the issuer's outstanding shares. Pitcairn believes, based on its proprietary research, that this characteristic is associated with added investment return. Over the past five years, the Fund has returned 12.41% annually versus a return of 8.86% for the Wilshire 5000 Index.

The Fund's portfolio includes stocks that offer exposure to all sectors and capitalization ranges of the U.S. equity market. Exposures to various risk factors are closely managed with the main emphasis for portfolio management on specific stock selection. We focus on investing in companies with attractive relative valuations compared with their respective sectors and industries. Tax efficiency and risk controls continue to be important components of the portfolio management process.

                          AVERAGE ANNUAL TOTAL RETURNS
                        (PERIODS ENDED OCTOBER 31, 2001)

                           Annualized  Annualized  Annualized   Annualized
                  One Year   3 Year      5 Year      10 Year     Inception
                   Return    Return      Return      Return       to Date
------------------------------------------------------------------------------
Pitcairn Family
Heritage(R)Fund*   -20.77%    3.32%      12.41%      10.45%       10.99%
------------------------------------------------------------------------------
Wilshire 5000
Index              -25.56%    0.40%       8.86%      11.99%       11.75%
------------------------------------------------------------------------------


COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT*

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         Pitcairn Family Heritage Fund      Wilshire 5000 Index
10/31/91             10,000                        10,000
10/92                11,075                        10,974
10/93                11,827                        12,925
10/94                11,776                        13,250
10/95                12,980                        16,661
10/96                15,054                        20,295
10/97                20,557                        26,706
10/98                24,505                        30,656
10/99                30,099                        38,526
10/00                34,108                        41,677
10/01                27,024                        31,025


Past performance does not predict future results.
The Fund's comparative benchmark does not include the annual operating expenses incurred by the Fund.
 * For periods prior to August 4, 2000, when the Fund began operating, the performance data quoted represents past performance of the Adviser's similarly managed common trust fund, adjusted to reflect fees and expenses expected to be borne by the Pitcairn Family Heritage(R) Fund. The common trust fund was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance. The common trust fund changed its investment strategy in April, 1996, as described in the Fund's prospectus.

                       PITCAIRN INTERNATIONAL EQUITY FUND
                       ----------------------------------

OBJECTIVE:            Long-term capital appreciation.

INVESTMENT STRATEGY:  Investing primarily in a diversified portfolio of equity securities of non-U.S.
                      issuers.

FUND MANAGERS:        S. Dewey Keesler, Jr., Principal and Chief
                      Investment Officer
                      Kathleen Harris, Principal and Portfolio
                      Manager/Research AnalystOechsle
                      International Advisors LLC

FUND REVIEW AND OUTLOOK:
International stock markets fell dramatically during the fiscal year ended October 31, 2001, reflecting declining faith in the timing and pace of the global economic recovery. The Pitcairn International Equity Fund returned -32.91% for the period, while the Fund's benchmark, Morgan Stanley MSCI All Country World ex-U.S. Index, returned -25.25%.

Sector performance during the period reveals the extraordinary degree to which investors prized safety over earnings potential during this period of economic uncertainty. The variance of returns between perceived safe sectors such as health care (-7.26%), utilities (-4.99%), consumer staples (-5.48%), and economically sensitive sectors like consumer discretionary (-29.59%), information technology (-56.51%) and telecommunications (-44.38%) was enormous.

The International Equity Fund invests in non-U.S. equity securities with an emphasis on medium and large capitalization stocks to ensure adequate liquidity. The Fund pursues opportunities around the world in developed and emerging equity markets. Oecshle International's earnings-driven style means that we seek to invest in companies whose cash and earnings generation will positively surprise markets over a 1- to 2-year investment horizon. In addition, we seek to identify stocks with the most attractive risk-adjusted return potential, rather than simply pursuing absolute return. The Fund's emphasis on earnings and fundamental analysis made the year's flight to safety a most challenging investment environment.

Looking ahead, there are positive indicators of a resurgence in the global economy. The recovery may be brisk at first, but over the long-term it is likely to become more moderate. The good news is that markets outside the U.S. have already priced in a global recession. Stocks are unusually attractive relative to bonds, and international equity markets are at significant discounts relative to U.S. markets. The markets now offer numerous examples of strong earnings growth potential at attractive valuations in sectors as diverse as drugs, steel, autos and chemicals. Quality companies, not just marginal producers, are for sale at bargain prices and the Fund is positioned to take careful advantage of those companies.

                        AVERAGE ANNUAL TOTAL RETURNS
                      (PERIODS ENDED OCTOBER 31, 2001)

                                      Annualized   Annualized    Annualized
                           One Year     3 Year       5 Year       Inception
                            Return      Return       Return        to Date
------------------------------------------------------------------------------
Pitcairn International
Equity Fund*                -32.91%     -5.43%       -3.05%         2.53%
------------------------------------------------------------------------------
Morgan Stanley MSCI
All Country World
ex-US Index                 -25.25%     -2.65%        0.16%         3.50%
------------------------------------------------------------------------------


COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT*

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         Pitcairn International          Morgan Stanley MSCI
                Stock Fund           All Country World ex-US Index
5/31/93          10,000                        10,000
10/93            11,438                        10,874
10/94            13,738                        12,316
10/95            12,983                        11,989
10/96            14,402                        13,225
10/97            14,978                        13,824
10/98            14,578                        14,447
10/99            18,418                        18,202
10/00            18,388                        17,833
10/01            12,377                        13,330


Past performance does not predict future results.
The Fund's comparative benchmark does not include the annual operating expenses incurred by the Fund.
 * For periods prior to August 4, 2000, when the Fund began operating, the performance data quoted represents past performance of the Adviser's similarly managed common trust fund, adjusted to reflect fees and expenses expected to be borne by the Pitcairn International Equity Fund. The common trust fund was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance. The common trust fund changed its investment strategy in April, 1999, as described in the Fund's prospectus.

                     PITCAIRN GOVERNMENT/CORPORATE BOND FUND
                     ---------------------------------------

OBJECTIVE:             Income and capital appreciation consistent
                       with prudent investment risk and liquidity.

INVESTMENT STRATEGY:   The Fund invests primarily in a portfolio of
                       investment-grade fixed income securities without limitation as to their maturity.

FUND MANAGER:          Patrick M. Kennedy, Vice President,
                       Pitcairn Investment Management


FUND REVIEW AND OUTLOOK:
For the fiscal year ended October 31, 2001, the Pitcairn Government/Corporate Bond Fund returned 15.19%. In comparison, the benchmark, the Lehman U.S. Government/Credit Index, returned 15.32%.

During the reporting period, the stagnant economy and deteriorating corporate credit conditions were major influences on the bond market. However, the Federal Reserve's nine interest rate reductions were certainly the most pervasive influence on the bond market. In order to bolster economic activity, the Fed reduced the federal Funds rate from 6.50% to 2.50% during this period. Throughout the year, investors' expectations were built on the belief that the economy would gain momentum during the fourth quarter of 2001. Unfortunately, the tragic events of September 11 caused investors to push back their expectations for a stronger economy until sometime in 2002.

The Government/Corporate Bond Fund will continue to concentrate on top-tier, investment-grade quality securities. Overall, the average credit quality of the Fund's holdings continues to be a double-A credit rating. In addition, we will continue to search for opportunities and anomalies in the marketplace while prudently managing the portfolio's risk.


                          AVERAGE ANNUAL TOTAL RETURNS
                        (PERIODS ENDED OCTOBER 31, 2001)

                                  Annualized  Annualized  Annualized  Annualized
                         One Year   3 Year      5 Year      10 Year    Inception
                          Return    Return      Return      Return      to Date
--------------------------------------------------------------------------------
Pitcairn Government/
Corporate Bond Fund*      15.19%     6.91%       7.76%       7.37%       8.00%
--------------------------------------------------------------------------------
Lehman U.S. Government/
Credit Index              15.32%     7.06%       8.04%       8.00%       8.85%
--------------------------------------------------------------------------------


COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

10/31/91 10,000    10,000
10/92    10,885    11,051
10/93    12,258    12,561
10/94    11,605    11,978
10/95    13,424    13,913
10/96    14,013    14,663
10/97    15,233    15,955
10/98    16,666    17,594
10/99    16,444    17,478
10/00    17,679    18,720
10/01    20,365    21,588


Past performance does not predict future results.
The Fund's comparative benchmark does not include the annual operating expenses incurred by the Fund.
 * For periods prior to August 4, 2000, when the Fund began operating, the performance data quoted represents past performance of the Adviser's similarly managed collective trust fund, adjusted to reflect fees and expenses expected to be borne by the Pitcairn Government/Corporate Bond Fund. The collective trust fund was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.

                          PITCAIRN TAX-EXEMPT BOND FUND
                          -----------------------------

OBJECTIVE:             Current income exempt from federal income taxes
                       and capital appreciation consistent
                       with prudent investment risk and liquidity.

INVESTMENT STRATEGY:   The Fund invests primarily in a diversified
                       portfolio of investment-grade
                       obligations of tax-exempt issuers situated in the United States, its territories and possessions.

FUND MANAGER:          Patrick M. Kennedy, Vice President,
                       Pitcairn Investment Management


FUND REVIEW AND OUTLOOK:
For the fiscal year ended October 31, 2001, the Pitcairn Tax-Exempt Bond Fund returned 10.30%. Its benchmark, the Lehman Municipal Bond Index, returned 10.52%.

During the reporting period, the stagnant economy and the reduction of tax receipts were major influences on the municipal bond market. The Federal Reserve's nine interest rate reductions were the most pervasive influence on the bond market. Throughout the year, investors' expectations were built on the belief that the economy would gain momentum during the fourth quarter of 2001. Unfortunately, the tragic events of September 11 caused investors to push back their expectations for a stronger economy until sometime in 2002.

In 2001, we made the strategic decision to underweight the California and New York municipal bond markets. This decision proved to be beneficial since the California market was very volatile and both the New York and California markets underperformed the national market. In addition, the Fund realized a minimal amount of capital gains, which resulted in minimal tax liability for shareholders and a higher after-tax return in the face of two consecutive strong years in the tax-exempt market.

The Tax-Exempt Bond Fund will continue to concentrate on top-tier, investment-grade quality securities. Overall, the average credit quality of the Fund's holdings continues to be a triple-A/double-A+ credit rating. We will continue to diligently manage the potential tax impact on the Fund and to search for opportunities and anomalies in the marketplace while prudently managing the portfolio's risks.

                          AVERAGE ANNUAL TOTAL RETURNS
                        (PERIODS ENDED OCTOBER 31, 2001)

                                 Annualized  Annualized  Annualized  Annualized
                       One Year    3 Year      5 Year      10 Year    Inception
                        Return     Return      Return      Return      to Date
--------------------------------------------------------------------------------
Pitcairn Tax-Exempt
Bond Fund*              10.30%      4.90%       5.92%       6.02%       6.25%
--------------------------------------------------------------------------------
Lehman Municipal
Bond Index              10.52%      5.61%       6.66%       7.08%       7.76%
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT*

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

10/31/91 10,000    10,000
10/92    10,685    10,840
10/93    11,926    12,365
10/94    11,765    11,826
10/95    12,874    13,582
10/96    13,462    14,358
10/97    14,493    15,578
10/98    15,544    16,828
10/99    15,123    16,528
10/00    16,268    17,935
10/01    17,943    19,821

Past performance does not predict future results.
The Fund's comparative benchmark does not include the annual operating expenses incurred by the Fund.
 * For periods prior to August 11, 2000, when the Fund began operating, the performance data quoted represents past performance of the Adviser's similarly managed common trust fund, adjusted to reflect fees and expenses expected to be borne by the Pitcairn Tax-Exempt Bond Fund. The common trust fund was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance. The common trust fund changed its investment strategy in January, 1997, as described in the Fund's prospectus.

REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2001


To the Shareholders and Board of Trustees of Pitcairn Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Value, Select Value, Small Cap Value, Diversified Growth, Select Growth, Small Cap Growth, Family Heritage(R), International Equity, Government/Corporate Bond and Tax-Exempt Bond Funds (constituting Pitcairn Funds, hereafter referred to as the "Trust") at October 31, 2001, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PRICEWATERHOUSECOOPERS LLP
Philadelphia, Pennsylvania
December 10, 2001

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2001


DIVERSIFIED VALUE FUND

-------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------------------------
Common Stock (97.7%)
Aerospace & Defense (2.3%)
   Boeing                              24,835       $   810
   General Dynamics                    17,535         1,431
   United Technologies                 19,360         1,043
                                                    -------
                                                      3,284
                                                    -------
Air Transportation (1.0%)
   FedEx*                              33,160         1,362
                                                    -------
Apparel/Textiles (0.5%)
   Jones Apparel Group*                28,030           774
                                                    -------
Automotive (1.2%)
   Ford Motor                          43,440           697
   Lear*                               30,150           926
                                                    -------
                                                      1,623
                                                    -------
Banks (12.7%)
   Bank of America                     46,375         2,736
   Bank of New York                    24,810           844
   Bank One                            35,480         1,177
   BB&T                                43,030         1,381
   FleetBoston Financial               48,200         1,584
   JP Morgan Chase                     76,096         2,691
   Mellon Financial                    33,695         1,132
   PNC Financial Services Group        21,020         1,154
   Sovereign Bancorp                   79,580           788
   US Bancorp                          75,880         1,349
   Washington Mutual                   32,000           966
   Wells Fargo                         49,288         1,947
                                                    -------
                                                     17,749
                                                    -------
Beauty Products (3.4%)
   Kimberly-Clark                      20,425         1,134
   Procter & Gamble*                   48,640         3,588
                                                    -------
                                                      4,722
                                                    -------
Broadcasting, Newspapers &
   Advertising (2.2%)
   Entercom Communications*            20,150           679
   Liberty Media, Cl A*                76,290           892
   New York Times, Cl A                36,380         1,501
                                                    -------
                                                      3,072
                                                    -------
Chemicals (1.4%)
   Dow Chemical                        17,020           566
   EI du Pont de Nemours               36,655         1,466
                                                    -------
                                                      2,032
                                                    -------
Commercial Services (0.4%)
   Quanta Services*+                   35,450           539
                                                    -------
Computers & Services (3.2%)
   Compaq Computer                     55,940           490
   Electronic Data Systems             10,000           644
   Hewlett-Packard+                    59,208           996
   International Business Machines     21,240         2,295
                                                    -------
                                                      4,425
                                                    -------
Containers & Packaging (1.1%)
   Bemis                               36,530         1,581
                                                    -------
Diversified Manufacturing (2.7%)
   Honeywell International             34,075         1,007
   Illinois Tool Works                 19,130         1,094
   Minnesota Mining & Manufacturing    15,675         1,636
                                                    -------
                                                      3,737
                                                    -------


-------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------------------------
Drugs (2.1%)
   Bristol-Myers Squibb                22,455       $ 1,200
   Merck                               28,065         1,791
                                                    -------
                                                      2,991
                                                    -------
Electrical Services (4.5%)
   Allegheny Energy                    53,460         1,954
   American Electric Power             29,000         1,215
   Pinnacle West Capital               20,500           864
   TXU                                 29,826         1,368
   Wisconsin Energy                    38,685           859
                                                    -------
                                                      6,260
                                                    -------
Electronic Components (0.4%)
   Solectron*                          41,330           508
                                                    -------
Electronic Equipment (0.8%)
   Emerson Electric                    23,460         1,150
                                                    -------
Entertainment (1.3%)
   Walt Disney                         99,380         1,847
                                                    -------
Financial Services (10.1%)
   American Express                    44,940         1,323
   Citigroup                          135,762         6,180
   Fannie Mae                          32,849         2,659
   Lehman Brothers Holdings            13,500           843
   Merrill Lynch                       33,010         1,443
   Morgan Stanley Dean Witter          34,505         1,688
                                                    -------
                                                     14,136
                                                    -------
Food, Beverage & Tobacco (4.4%)
   Anheuser-Busch                      28,365         1,182
   Conagra Foods                       45,891         1,051
   HJ Heinz                            39,294         1,668
   McCormick                           20,479           896
   Philip Morris                       28,765         1,346
                                                    -------
                                                      6,143
                                                    -------
Gas/Natural Gas (0.7%)
   KeySpan                             29,550           980
                                                    -------
Hotels & Lodging (0.7%)
   Starwood Hotels & Resorts Worldwide 42,305           932
                                                    -------
Household Products (0.8%)
   Fortune Brands                      30,755         1,133
                                                    -------
Insurance (5.8%)
   Allstate                            44,775         1,405
   American International Group        30,060         2,363
   Marsh & McLennan                     9,735           942
   St Paul Companies                   39,680         1,821
   Torchmark                           42,375         1,569
                                                    -------
                                                      8,100
                                                    -------
Leisure Products (0.9%)
   Callaway Golf                       90,230         1,289
                                                    -------
Machinery (0.7%)
   Dover                               29,265           964
                                                    -------
Measuring Devices (0.3%)
   Tektronix*                          19,015           375
                                                    -------

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2001


DIVERSIFIED VALUE FUND--CONCLUDED

-------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------------------------
Medical Products & Services (3.2%)
   Dentsply International              25,470       $ 1,146
   Johnson & Johnson                   22,412         1,298
   UnitedHealth Group                  30,205         1,986
                                                    -------
                                                      4,430
                                                    -------
Metal & Metal Industries (0.5%)
   Alcoa                               24,005           775
                                                    -------
Office Furniture & Fixtures (0.2%)
   Pitney Bowes                         8,170           300
                                                    -------
Paper & Paper Products (0.4%)
   Weyerhaeuser                         9,915           495
                                                    -------
Petroleum & Fuel Products (10.6%)
   Amerada Hess                        23,848         1,401
   ChevronTexaco                       16,455         1,457
   EOG Resources                       39,540         1,399
   Exxon Mobil                        192,260         7,585
   Noble Affiliates                    43,750         1,617
   USX-Marathon Group                  49,176         1,357
                                                    -------
                                                     14,816
                                                    -------
Railroads (0.5%)
   Norfolk Southern                    45,000           754
                                                    -------
Real Estate Investment Trusts (1.7%)
   AMB Property                        49,890         1,213
   Apartment Investment &
     Management, Cl A                  26,850         1,127
                                                    -------
                                                      2,340
                                                    -------
Restuarants (1.1%)
   Brinker International*              58,915         1,496
                                                    -------
Retail (2.5%)
   Federated Department Stores*        58,280         1,864
   Talbots                             56,520         1,611
                                                    -------
                                                      3,475
                                                    -------
Semi-Conductors/Instruments (0.5%)
   Intel                                    1            --
   LSI Logic*                          40,000           678
                                                    -------
                                                        678
                                                    -------
Software (0.6%)
   Computer Associates International   28,050           867
                                                    -------
Telecommunications Equipment (0.5%)
   Motorola                            42,840           701
                                                    -------
Telephone & Telecommunication (9.2%)
   AT&T                                75,395         1,150
   BellSouth                           54,765         2,027
   CenturyTel                          28,615           904
   Qwest Communications
     International                     46,630           604
   SBC Communications                  69,874         2,663
   Sprint Corp.-FON Group              46,610           932
   Verizon Communications              64,069         3,191
   WorldCom, Inc.-WorldCom Group*     102,525         1,379
                                                    -------
                                                     12,850
                                                    -------



-------------------------------------------------------------------------------
                                    SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
-------------------------------------------------------------------------------
Wholesale (0.6%)
   Supervalu                           38,355      $    818
                                                   --------
Total Common Stock
     (Cost $147,040)                                136,503
                                                   --------
Registered Investment Companies (3.1%)
   iSharesSM Russell 1000 Value
     Index Fund                        56,060         2,896
   Northern Institutional
     Liquid Asset Portfolio (A)     1,373,744         1,374
                                                   --------
Total Registered Investment Companies
     (Cost $4,681)                                    4,270
                                                   --------
Repurchase Agreement (0.1%)
   Morgan Stanley Dean Witter
     2.25%, dated 10/31/01,
     matures 11/01/01, repurchase
     price $207,933 (collateralized by
     various government obligations,
     total market value $229,850)        $208           208
                                                   --------
Total Repurchase Agreement
     (Cost $208)                                        208
                                                   --------
Total Investments (100.9%)
     (Cost $151,929)                                140,981
                                                   --------
Other Assets and Liabilities (-0.9%)
Other Assets                                          1,150
Payable for Collateral on Securities Loaned          (1,374)
Investment Advisory Fee Payable                         (66)
Shareholder Servicing Fee Payable                       (30)
Other Liabilities                                      (894)
                                                   --------
Total Other Assets and Liabilities, Net              (1,214)
                                                   --------

Total Net Assets (100.0%)                          $139,767
                                                   ========
Net Assets Consist of:
Portfolio Shares (unlimited authorization --
   no par value) based on 15,216,431
   outstanding shares of beneficial interest       $150,624
Undistributed net investment income                     278
Accumulated net realized loss on investments           (187)
Net unrealized depreciation on investments          (10,948)
                                                   --------
Total Net Assets                                   $139,767
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share                                    $9.19
                                                      =====


* NON-INCOME PRODUCING SECURITY.
+ SOME OR ALL OF THIS SECURITY IS ON LOAN AT OCTOBER 31, 2001 (SEE NOTE 8 IN
  NOTES TO FINANCIAL STATEMENTS).
(A) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN.
CL -- CLASS
AMOUNTS DESIGNATED AS "--" ROUND TO $0.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------



SELECT VALUE FUND

-------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------------------------
Common Stock (97.1%)
Apparel/Textiles (1.8%)
   Jones Apparel Group*                40,965       $ 1,131
                                                    -------
Banks (12.6%)
   BB&T                                85,395         2,741
   FleetBoston Financial               86,190         2,832
   Mercantile Bankshares               55,365         2,116
                                                    -------
                                                      7,689
                                                    -------
Broadcasting, Newspapers &
   Advertising (2.1%)
   Entercom Communications*            37,965         1,279
                                                    -------
Chemicals (5.0%)
   Engelhard                           66,175         1,732
   International Flavors
      & Fragrances+                    46,265         1,319
                                                    -------
                                                      3,051
                                                    -------
Computers & Services (3.2%)
   Electronic Data Systems             15,775         1,016
   Hewlett-Packard                     55,685           937
                                                    -------
                                                      1,953
                                                    -------
Diversified Manufacturing (5.2%)
   Honeywell International             42,080         1,244
   Illinois Tool Works                 33,850         1,936
                                                    -------
                                                      3,180
                                                    -------
Drugs (7.2%)
   Bristol-Myers Squibb                40,035         2,140
   Merck                               34,975         2,232
                                                    -------
                                                      4,372
                                                    -------
Electrical Services (5.9%)
   FPL Group                           26,809         1,424
   TXU                                 47,275         2,167
                                                    -------
                                                      3,591
                                                    -------
Electronic Components (0.9%)
   Solectron*                          44,000           541
                                                    -------
Financial Services (6.9%)
   Bear Stearns Companies              27,045         1,460
   Fannie Mae                          34,100         2,761
                                                    -------
                                                      4,221
                                                    -------
Insurance (10.2%)
   MGIC Investment                     46,010         2,381
   Nationwide Financial Services, Cl A 25,995           884
   Torchmark                           79,470         2,943
                                                    -------
                                                      6,208
                                                    -------

-------------------------------------------------------------------------------
                                    SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
-------------------------------------------------------------------------------
Metals & Mining (1.6%)
   Phelps Dodge                        34,480       $ 1,000
                                                    -------
Petroleum & Fuel Products (12.5%)
   Ensco International+                66,746         1,322
   Exxon Mobil                         92,785         3,660
   Noble Affiliates                    31,450         1,163
   USX-Marathon Group                  52,710         1,454
                                                    -------
                                                      7,599
                                                    -------
Railroads (1.3%)
   Norfolk Southern                    49,230           825
                                                    -------
Restuarants (1.6%)
   Brinker International*              38,300           973
                                                    -------
Retail (1.9%)
   Talbots                             40,710         1,160
                                                    -------
Software (3.7%)
   Computer Associates International   24,425           755
   Compuware*                         143,695         1,477
                                                    -------
                                                      2,232
                                                    -------
Telephone & Telecommunication (9.6%)
   SBC Communications                  80,611         3,072
   Sprint Corp.-FON Group              36,095           722
   WorldCom, Inc.-WorldCom Group*     152,500         2,051
                                                    -------
                                                      5,845
                                                    -------
Wholesale (3.9%)
   Supervalu                          111,825         2,386
                                                    -------
Total Common Stock
     (Cost $55,219)                                  59,236
                                                    -------
Registered Investment Companies (6.3%)
   iSharesSM Russell 1000 Value
     Index Fund                        31,500         1,627
   Northern Institutional
     Liquid Asset Portfolio (A)     2,230,510         2,231
                                                    -------
Total Registered Investment Companies
     (Cost $3,879)                                    3,858
                                                    -------
Repurchase Agreement (0.1%)
   Morgan Stanley Dean Witter 2.25%,
     dated 10/31/01, matures 11/01/01,
     repurchase price $60,582
     (collateralized by various
     government obligations,
     total market value $66,968)          $61            61
                                                    -------
Total Repurchase Agreement
     (Cost $61)                                          61
                                                    -------
Total Investments (103.5%)
     (Cost $59,159)                                  63,155
                                                    -------

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2001


SELECT VALUE FUND--CONCLUDED

-------------------------------------------------------------------------------

                                                  VALUE (000)
-------------------------------------------------------------------------------
Other Assets and Liabilities (-3.5%)
Other Assets                                        $ 1,082
Payable for Collateral on Securities Loaned          (2,231)
Investment Advisory Fee Payable                         (24)
Shareholder Servicing Fee Payable                       (13)
Other Liabilities                                      (983)
                                                    -------
Total Other Assets and Liabilities, Net              (2,169)
                                                    -------
Total Net Assets (100.0%)                           $60,986
                                                    =======
Net Assets Consist of:
Portfolio Shares (unlimited authorization --
   no par value) based on 6,093,884
   outstanding shares of beneficial interest        $57,061
Undistributed net investment income                      86
Accumulated net realized loss on investments           (157)
Net unrealized appreciation on investments            3,996
                                                    -------
Total Net Assets                                    $60,986
                                                    =======

Net Asset Value, Offering and Redemption
   Price Per Share                                   $10.01
                                                     ======

* NON-INCOME PRODUCING SECURITY.
+ SOME OR ALL OF THIS SECURITY IS ON LOAN AT OCTOBER 31, 2001 (SEE NOTE 8 IN
  NOTES TO FINANCIAL STATEMENTS).
(A) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN.
CL -- CLASS

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------



SMALL CAP VALUE FUND

-------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------------------------
Common Stock (96.1%)
Aerospace & Defense (1.2%)
   Alliant Techsystems*                 3,680       $   321
   Titan*+                             16,615           434
                                                    -------
                                                        755
                                                    -------
Apparel/Textiles (0.5%)
   Phillips-Van Heusen                 36,385           311
                                                    -------
Automotive (1.0%)
   Visteon                             49,945           594
                                                    -------
Banks (11.0%)
   Berkshire Hills Bancorp             26,780           509
   Boston Private Financial Holdings   31,375           637
   First Bancorp (Puerto Rico)         31,790           873
   FirstMerit                          35,235           813
   MAF Bancorp                         23,240           651
   National Penn Bancshares            17,750           410
   Provident Bankshares                61,824         1,361
   Texas Regional Bancshares, Cl A     18,000           603
   Webster Financial                   31,855           967
                                                    -------
                                                      6,824
                                                    -------
Beauty Products (0.7%)
   Alberto-Culver, Cl A*               12,190           443
                                                    -------
Broadcasting, Newspapers &
   Advertising (0.9%)
   Liberty Corp.                       14,091           567
                                                    -------
Chemicals (5.0%)
   Aptargroup                          33,150           998
   Ionics*                             21,075           496
   RPM                                 76,861           934
   Valmont Industries                  42,380           666
                                                    -------
                                                      3,094
                                                    -------
Computers & Services (0.0%)
   SCM Microsystems*                      993             8
                                                    -------
Data Processing (2.4%)
   eFunds*                             48,030           745
   Intercept Group*                    20,120           718
                                                    -------
                                                      1,463
                                                    -------
Diversified Manufacturing (2.5%)
   Ametek                               9,400           254
   AO Smith                            24,885           393
   Harsco                              28,770           919
                                                    -------
                                                      1,566
                                                    -------
Drugs (1.3%)
   Barr Laboratories*+                 11,400           830
                                                    -------


-------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------------------------
Electrical Utilities (3.3%)
   Allete                              15,550       $   342
   Cleco                               39,600           796
   Sierra Pacific Resources            43,630           633
   WPS Resources                        8,100           275
                                                    -------
                                                      2,046
                                                    -------
Electronic Components (1.1%)
   Arrow Electronics*                  14,465           354
   Avnet                               17,170           354
                                                    -------
                                                        708
                                                    -------
Entertainment (1.4%)
   Penn National Gaming*+              41,855           857
                                                    -------
Environmental Services (0.2%)
   Waste Connections*+                  3,250            95
                                                    -------
Financial Services (2.4%)
   Affiliated Managers Group*           6,165           380
   Doral Financial                     31,560         1,101
                                                    -------
                                                      1,481
                                                    -------
Food, Beverage & Tobacco (4.4%)
   Boston Beer, Cl A*                  15,425           180
   Constellation Brands, Cl A*          9,700           398
   Dreyer's Grand Ice Cream            16,845           551
   Standard Commercial*                11,585           215
   Suiza Foods*+                       12,575           742
   United Natural Foods*               31,855           659
                                                    -------
                                                      2,745
                                                    -------
Forestry (1.1%)
   Rayonier*                           15,847           678
                                                    -------
Gas/Natural Gas (4.2%)
   New Jersey Resources                19,695           886
   Piedmont Natural Gas                19,395           617
   South Jersey Industries#            22,125           731
   Vectren                             19,440           411
                                                    -------
                                                      2,645
                                                    -------
Household Products (1.4%)
   Furniture Brands International*     37,515           901
                                                    -------
Insurance (5.2%)
   Fidelity National Financial*        38,203           879
   Philadelphia Consolidated
     Holding*                          21,235           832
   Radian Group                        14,185           480
   Stancorp Financial Group            23,460         1,042
                                                    -------
                                                      3,233
                                                    -------
Laboratory Equipment (0.8%)
   Fisher Scientific International*    16,305           488
                                                    -------

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2001


SMALL CAP VALUE FUND--CONCLUDED

-------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------------------------
Leasing & Renting (1.2%)
   United Rentals*                     42,332       $   773
                                                    -------
Lumber & Wood Products (1.8%)
   Albany International, Cl A*         24,740           482
   American Woodmark                   17,635           609
                                                    -------
                                                      1,091
                                                    -------
Machinery (3.4%)
   Donaldson                           35,490         1,120
   Manitowoc                           36,000           990
                                                    -------
                                                      2,110
                                                    -------
Medical Products & Services (2.5%)
   Cooper Companies, Inc.              15,635           750
   First Health Group*                 30,960           836
                                                    -------
                                                      1,586
                                                    -------
Metal & Metal Industries (2.8%)
   Circor International                56,905         1,004
   Worthington Industries              56,900           740
                                                    -------
                                                      1,744
                                                    -------
Petroleum & Fuel Products (2.2%)
   Noble Affiliates                    18,140           671
   Wiser Oil*#                        119,415           713
                                                    -------
                                                      1,384
                                                    -------
Petroleum Refining (0.8%)
   Frontier Oil                        24,830           472
                                                    -------
Printing & Publishing (1.4%)
   John Wiley & Sons, Cl A             15,995           323
   Scholastic Corp.*+                  12,930           578
                                                    -------
                                                        901
                                                    -------
Real Estate (1.5%)
   Catellus Development*               53,740           924
                                                    -------
Real Estate Investment Trusts (10.9%)
   BRE Properties, Cl A                28,200           818
   Cabot Industrial Trust              42,790         1,019
   Glimcher Realty Trust               47,705           779
   Parkway Properties                  27,770           855
   Reckson Associates Realty           20,110           463
   Rouse Company                       39,924         1,049
   SL Green Realty                     37,125         1,107
   Summit Properties                   29,750           674
                                                    -------
                                                      6,764
                                                    -------
Restuarants (2.4%)
   Applebees International             30,960           932
   CBRL Group                          23,095           580
                                                    -------
                                                      1,512
                                                    -------


-------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------------------------
Retail (6.1%)
   Borders Group*                      45,780       $   714
   Burlington Coat Factory Warehouse   46,140           690
   Casey's General Stores              27,700           345
   Chico's FAS*+                       16,522           429
   Dillard's, Cl A                     14,765           191
   Gaiam, Inc.*+                       26,874           437
   Longs Drug Stores                   11,980           273
   Movado Group                        18,945           309
   Regis Corp.                         18,080           384
                                                    -------
                                                      3,772
                                                    -------
Semi-Conductors/Instruments (1.7%)
   Bell Microproducts*+                33,803           302
   Dionex*                             14,423           346
   Zebra Technologies, Cl A*            8,895           410
                                                    -------
                                                      1,058
                                                    -------
Software (0.5%)
   JDA Software Group*                 18,720           294
                                                    -------
Telecommunications Equipment (1.3%)
   Andrew Corp.*                       45,785           832
                                                    -------
Transportation - Trucks (2.0%)
   Werner Enterprises*                 47,025         1,018
   Yellow Corp.*                       10,235           225
                                                    -------
                                                      1,243
                                                    -------
Water Utilities (1.0%)
   American States Water               19,105           638
                                                    -------
Wireless Telecommunications (0.6%)
   Brightpoint*                       104,480           384
                                                    -------
Total Common Stock
     (Cost $52,987)                                  59,814
                                                    -------
Registered Investment Companies (9.8%)
   iSharesSM Dow Jones US Internet
     Index Fund                        29,193           318
   iSharesSM Russell 2000 Index Fund    2,190           186
   iSharesSM Russell 2000 Value
     Index Fund                        15,970         1,820
   Northern Institutional
     Liquid Asset Portfolio (A)     3,771,326         3,771
                                                    -------
Total Registered Investment Companies
     (Cost $6,347)                                    6,095
                                                    -------

-------------------------------------------------------------------------------




-------------------------------------------------------------------------------
                                    SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
-------------------------------------------------------------------------------
Securities Pledged (Sold Short) (0.0%)
   Modis Professional Services*       221,372       $ 1,160
   Modis Professional Services*      (221,372)       (1,160)
   Wachovia                            52,361         1,498
   Wachovia                           (52,361)       (1,498)
                                                    -------
Total Securities Pledged (Sold Short)
   (Cost -$5,420)                                        --
                                                    -------
Repurchase Agreement (1.1%)
   Morgan Stanley Dean Witter
     2.25%, dated 10/31/01,
     matures 11/01/01, repurchase
     price $656,774 (collateralized by
     various government obligations,
     total market value $726,000)        $657           657
                                                    -------
Total Repurchase Agreement
     (Cost $657)                                        657
                                                    -------
Total Investments (107.0%)
     (Cost $54,571)                                  66,566
                                                    -------
Other Assets and Liabilities (-7.0%)
Deposits for Securities Sold Short                    2,794
Other Assets                                            344
Payable for Collateral on Securities Loaned          (3,771)
Margin Loans Payable to Brokers                      (2,219)
Investment Advisory Fee Payable                         (28)
Shareholder Servicing Fee Payable                       (13)
Other Liabilities                                    (1,446)
                                                    -------
Total Other Assets and Liabilities, Net              (4,339)
                                                    -------
Total Net Assets (100.0%)                           $62,227
                                                    =======

-------------------------------------------------------------------------------

                                                  VALUE (000)
-------------------------------------------------------------------------------
Net Assets Consist of:
Portfolio Shares (unlimited authorization --
   no par value) based on 5,832,063
   outstanding shares of beneficial interest        $50,226
Undistributed net investment income                     153
Accumulated net realized loss on investments           (147)
Net unrealized appreciation on investments           11,995
                                                    -------
Total Net Assets                                    $62,227
                                                    =======
Net Asset Value, Offering and Redemption
   Price Per Share                                   $10.67
                                                    =======


* NON-INCOME PRODUCING SECURITY.
+ SOME OR ALL OF THIS SECURITY IS ON LOAN AT OCTOBER 31, 2001 (SEE NOTE 8 IN
  NOTES TO FINANCIAL STATEMENTS).
# ILLIQUID SECURITY. TOTAL MARKET VALUE OF ILLIQUID SECURITIES IS $1,444,139 AND
  REPRESENTS 2.3% OF NET ASSETS AS OF OCTOBER 31, 2001.
(A) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL RECEIVED FOR SECURITIES
    ON LOAN.
CL -- CLASS
AMOUNTS DESIGNATED AS "--" ROUND TO $0.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2001


DIVERSIFIED GROWTH FUND

-------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------------------------
Common Stock (97.2%)
Banks (0.9%)
   Fifth Third Bancorp                 16,375       $   924
                                                    -------
Beauty Products (1.9%)
   Colgate-Palmolive*                   9,015           519
   Gillette*                           20,590           640
   Procter & Gamble*                   11,885           877
                                                    -------
                                                      2,036
                                                    -------
Biomedical Services (2.7%)
   Amgen*                              24,070         1,368
   Genentech*                           8,196           428
   Immunex*                            30,010           717
   Invitrogen*                          6,715           412
                                                    -------
                                                      2,925
                                                    -------
Broadcasting, Newspapers &
   Advertising (4.1%)
   AOL Time Warner*                   100,840         3,147
   Clear Channel Communications*       10,550           402
   Viacom, Cl B*                       23,101           844
                                                    -------
                                                      4,393
                                                    -------
Computer Hardware (3.3%)
   Cisco Systems*                     179,847         3,043
   Juniper Networks*                    8,068           179
   Network Appliance*                  19,165           255
                                                    -------
                                                      3,477
                                                    -------
Computers & Services (6.1%)
   Dell Computer*                      51,765         1,241
   Electronic Data Systems             15,870         1,022
   EMC-Mass                            51,409           633
   International Business Machines     26,733         2,889
   Sun Microsystems*                   74,365           755
                                                    -------
                                                      6,540
                                                    -------
Data Processing (1.6%)
   Automatic Data Processing           20,630         1,066
   First Data                           9,460           639
                                                    -------
                                                      1,705
                                                    -------
Diversified Manufacturing (8.4%)
   General Electric                   233,998         8,520
   Honeywell International             14,875           439
                                                    -------
                                                      8,959
                                                    -------
Drugs (17.2%)
   Abbott Laboratories                 20,555         1,089
   American Home Products              25,715         1,436
   Andrx Group*                         9,815           637
   Bristol-Myers Squibb                33,327         1,781
   Eli Lilly                           23,110         1,768
   Medimmune*                          16,530           649
   Merck                               38,773         2,474
   Pfizer                             139,578         5,848
   Pharmacia                           26,548         1,076
   Schering-Plough                     44,870         1,668
                                                    -------
                                                     18,426
                                                    -------

-------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------------------------
Electrical Services (0.6%)
   AES*                                10,140       $   140
   Calpine*                            21,080           522
                                                    -------
                                                        662
                                                    -------
Electronic Components (0.6%)
   AVX+                                18,045           334
   Solectron*                          27,895           343
                                                    -------
                                                        677
                                                    -------
Entertainment (0.4%)
   International Speedway, Cl A        12,082           449
                                                    -------
Financial Services (2.9%)
   Charles Schwab                      38,571           497
   Citigroup                           18,030           820
   Freddie Mac                         14,450           980
   MBNA                                28,680           792
                                                    -------
                                                      3,089
                                                    -------
Food, Beverage & Tobacco (4.8%)
   Coca-Cola                           48,687         2,331
   Pepsico                             19,650           957
   Sysco                               29,766           718
   UST                                 34,985         1,176
                                                    -------
                                                      5,182
                                                    -------
Insurance (2.4%)
   American International Group        32,795         2,578
                                                    -------
Internet Services (0.2%)
   VeriSign*                            6,565           254
                                                    -------
Laboratory Equipment (1.2%)
   Waters*                             37,346         1,325
                                                    -------
Medical Products & Services (5.5%)
   AdvancePCS*                          9,900           602
   Guidant*                            14,510           602
   Health Management Associates,
     Cl A*                             30,845           601
   Johnson & Johnson                   42,130         2,440
   Medtronic                           38,250         1,541
                                                    -------
                                                      5,786
                                                    -------
Miscellaneous Business Services (1.3%)
   Cendant*                            55,290           716
   Paychex                             21,765           698
                                                    -------
                                                      1,414
                                                    -------
Petroleum & Fuel Products (2.0%)
   Apache                              18,530           956
   Global Marine*                      35,679           574
   Weatherford International*          18,050           618
                                                   --------
                                                      2,148
                                                   --------

-------------------------------------------------------------------------------




-------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------------------------
Retail (9.2%)
   Abercrombie & Fitch, Cl A*          15,455      $    291
   Dollar Tree Stores*                 30,926           695
   Home Depot                          67,022         2,562
   Kohl's*                             10,968           610
   Safeway*                            21,251           885
   Staples*                            49,905           728
   Wal-Mart Stores                     68,848         3,539
   Williams-Sonoma*                    21,894           567
                                                   --------
                                                      9,877
                                                   --------
Semi-Conductors/Instruments (7.7%)
   Altera*                             21,050           425
   Applied Materials*                  25,393           866
   Broadcom, Cl A*                      7,440           256
   Cree*+                              14,970           269
   Intel                              155,281         3,792
   JDS Uniphase*                       42,469           339
   Microchip Technology*               17,633           551
   Novellus Systems*                   13,207           436
   Texas Instruments                   38,644         1,082
   Vitesse Semiconductor*              25,045           236
                                                   --------
                                                      8,252
                                                   --------
Software (8.7%)
   BEA Systems*                         9,760           118
   Brocade Communications System*       6,005           147
   Citrix Systems*                     16,304           382
   Compuware*                          44,645           459
   Microsoft*                          98,811         5,746
   Oracle*                             89,414         1,212
   Peoplesoft*                         13,690           408
   Peregrine Systems*                  19,010           275
   Siebel Systems*                     13,445           220
   Veritas Software*                   11,891           337
                                                   --------
                                                      9,304
                                                   --------
Telecommunications Equipment (1.6%)
   CIENA*                              16,212           264
   Corning                             31,715           256
   Qualcomm*                           17,958           882
   Tellabs*                            25,314           345
                                                   --------
                                                      1,747
                                                   --------
Telephone & Telecommunication (1.9%)
   AT&T Wireless Services*             44,450           642
   Qwest Communications
     International                     12,195           158
   SBC Communications                  21,875           834
   Sprint Corp.-PCS Group*+            18,890           421
                                                   --------
                                                      2,055
                                                   --------
Total Common Stock
     (Cost $151,437)                                104,184
                                                   --------

-------------------------------------------------------------------------------
                                    SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
-------------------------------------------------------------------------------
Registered Investment Companies (3.4%)
   iSharesSM Dow Jones US Internet
     Index Fund                        19,681      $    214
   iSharesSM Russell 1000 Growth
     Index Fund                        21,670         1,014
   iSharesSM S&P MidCap 400/BARRA
     Growth Index Fund                 16,990         1,709
   Northern Institutional
     Liquid Asset Portfolio (A)       746,022           746
                                                   --------
Total Registered Investment Companies
     (Cost $4,797)                                    3,683
                                                   --------
Repurchase Agreement (0.1%)
   Morgan Stanley Dean Witter 2.25%,
     dated 10/31/01, matures 11/01/01,
     repurchase price $65,004
     (collateralized by various
     government obligations,
     total market value $71,855)          $65            65
                                                   --------
Total Repurchase Agreement
     (Cost $65)                                          65
                                                   --------
Total Investments (100.7%)
     (Cost $156,299)                                107,932
                                                   --------
Other Assets and Liabilities (-0.7%)
Other Assets                                             56
Payable for Collateral on Securities Loaned            (746)
Investment Advisory Fee Payable                         (49)
Shareholder Servicing Fee Payable                       (23)
Other Liabilities                                       (29)
                                                   --------
Total Other Assets and Liabilities, Net                (791)
                                                   --------
Total Net Assets (100.0%)                          $107,141
                                                   ========

Net Assets Consist of:
Portfolio Shares (unlimited authorization --
   no par value) based on 18,922,667
   outstanding shares of beneficial interest       $181,926
Accumulated net realized loss on investments        (26,418)
Net unrealized depreciation on investments          (48,367)
                                                   --------
Total Net Assets                                   $107,141
                                                   ========

Net Asset Value, Offering and Redemption
   Price Per Share                                    $5.66
                                                      =====

* Non-income producing security.
+ Some or all of this security is on loan at October 31, 2001 (see Note 8 in
  Notes to Financial Statements).
(A) This security was purchased with cash collateral received for securities on loan.
Cl -- Class

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2001


SELECT GROWTH FUND

-------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------------------------
Common Stock (99.7%)
Advanced Technology:
  Communications/Networking (11.9%)
   Cisco Systems*                     146,300       $ 2,475
   Nokia OYJ ADR                       67,000         1,374
   Qualcomm*                           17,000           835
                                                    -------
                                                      4,684
                                                    -------
Advanced Technology:  Storage (4.6%)
   EMC-Mass                            62,400           769
   Veritas Software*                   37,100         1,053
                                                    -------
                                                      1,822
                                                    -------
Advanced Technology:
  Systems/Servers (16.3%)
   Dell Computer*                      57,500         1,379
   Intel                               54,400         1,328
   Microsoft*                          52,000         3,024
   Sun Microsystems*                   65,300           663
                                                    -------
                                                      6,394
                                                    -------
Consumer Discretionary (22.1%)
   eBay*                               31,700         1,664
   Home Depot                          52,300         1,999
   Kohls*                              29,000         1,613
   Starbucks*                          47,000           805
   Tiffany                             35,700           835
   Wal-Mart Stores                     34,600         1,778
                                                    -------
                                                      8,694
                                                    -------
Diversified (6.4%)
   General Electric                    69,100         2,516
                                                    -------
Financial Services (13.9%)
   Automatic Data Processing           28,200         1,457
   Capital One Financial               32,700         1,351
   Charles Schwab                      28,000           360
   First Data                          28,400         1,919
   MBNA                                13,500           373
                                                    -------
                                                      5,460
                                                    -------
Health Care (17.6%)
   Genentech*                          17,000           888
   Medtronic                           40,900         1,648
   Merck                               23,300         1,487
   Pfizer                              68,900         2,887
                                                    -------
                                                      6,910
                                                    -------
Specialty Products (6.9%)
   Harley-Davidson                     60,200         2,725
                                                    -------
Total Common Stock
     (Cost $57,472)                                  39,205
                                                    -------


-------------------------------------------------------------------------------
                                    SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
-------------------------------------------------------------------------------
Repurchase Agreement (0.1%)
   Morgan Stanley Dean Witter 2.25%,
     dated 10/31/01, matures 11/01/01,
     repurchase price $41,496
     (collateralized by various
     government obligations,
     total market value $45,872)          $41       $    41
                                                    -------
Total Repurchase Agreement
     (Cost $41)                                          41
                                                    -------
Total Investments (99.8%)
     (Cost $57,513)                                  39,246
                                                    -------
Other Assets and Liabilities (0.2%)
Other Assets                                            118
Investment Advisory Fee Payable                         (13)
Shareholder Servicing Fee Payable                        (8)
Other Liabilities                                       (17)
                                                    -------
Total Other Assets and Liabilities, Net                  80
                                                    -------
Total Net Assets (100.0%)                           $39,326
                                                    =======
Net Assets Consist of:
Portfolio Shares (unlimited authorization --
   no par value) based on 7,087,571
   outstanding shares of beneficial interest        $67,187
Accumulated net realized loss on investments         (9,594)
Net unrealized depreciation on investments          (18,267)
                                                    -------
Total Net Assets                                    $39,326
                                                    =======

Net Asset Value, Offering and Redemption
   Price Per Share                                    $5.55
                                                      =====


* NON-INCOME PRODUCING SECURITY.
ADR -- AMERICAN DEPOSITARY RECEIPT

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------



SMALL CAP GROWTH FUND

-------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------------------------
Common Stock (94.9%)
Capital Goods (0.5%)
Industrial (0.5%)
   Wabtec                              14,700       $   179
                                                    -------
Total Capital Goods                                     179
                                                    -------
Consumer (14.1%)
Consumer Services (2.8%)
   CBRL Group                           7,800           196
   CEC Entertainment*                   7,700           298
   Outback Steakhouse*                  9,500           274
   Ruby Tuesday                        10,300           178
                                                    -------
                                                        946
                                                    -------
Household Products (6.8%)
   Dial                                29,700           495
   Dole Food                            8,700           177
   Dreyer's Grand Ice Cream            11,700           383
   Helen of Troy*                      15,100           152
   Performance Food Group*+             5,900           173
   United Natural Foods*               28,700           594
   Whole Foods Market*                 10,700           372
                                                    -------
                                                      2,346
                                                    -------
Merchandising (4.1%)
   Abercrombie & Fitch, Cl A*           9,700           183
   Alloy*+                             15,000           200
   Gymboree*+                          20,500           177
   Hot Topic*+                         13,100           331
   K-Swiss, Cl A                        8,900           250
   Ultimate Electronics*+              14,900           270
                                                    -------
                                                      1,411
                                                    -------
Miscellaneous Consumer (0.4%)
   Six Flags*                          12,100           143
                                                    -------
Total Consumer                                        4,846
                                                    -------
Energy (5.6%)
Oil & Gas (2.8%)
   Newfield Exploration*               12,000           418
   Stone Energy*                        9,100           360
   Vintage Petroleum                    9,800           171
                                                    -------
                                                        949
                                                    -------
Oilfield Services (2.8%)
   CAL Dive International*             10,100           211
   Core Laboratories N.V.*             18,900           308
   Patterson-UTI Energy*                9,300           168
   Universal Compression Holdings*     10,500           294
                                                    -------
                                                        981
                                                    -------
Total Energy                                          1,930
                                                    -------
Financial (10.1%)
Banking (4.3%)
   CVB Financial                       10,000           223
   East-West Bancorp                   18,200           411
   IndyMac Bancorp*                    12,900           331
   New York Community Bancorp          14,550           365
   W Holding                            9,700           138
                                                    -------
                                                      1,468
                                                    -------


-------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------------------------
Financial Services (4.3%)
   Annuity and Life Re+                 9,100        $  211
   Eaton Vance                         17,900           503
   Federal Agricultural Mortgage, Cl C* 5,700           250
   Investment Technology Group*         2,900           187
   Knight Trading Group*               32,600           320
                                                    -------
                                                      1,471
                                                    -------
Property & Casualty (1.5%)
   Vesta Insurance Group               40,100           511
                                                    -------
Total Financial                                       3,450
                                                    -------
Health Care (22.9%)
Biotechnology (8.2%)
   Alkermes*                           15,300           393
   Conceptus*+                          7,300           106
   Cubist Pharmaceuticals*+             7,700           310
   Cyberonics*+                        10,400           164
   Illumina*+                          23,400           234
   ImClone Systems*+                    3,500           214
   Immunogen*+                         13,600           197
   Medarex*                             8,900           183
   Protein Design Labs*                 7,000           231
   Sepracor*                            4,300           204
   Thoratec*                           16,700           326
   Transkaryotic Therapies*             6,900           263
                                                    -------
                                                      2,825
                                                    -------
Health Care Services (10.2%)
   AdvancePCS*                          6,300           383
   AmerisourceBergen*                  11,000           699
   Community Health Systems*+           9,400           235
   Orthodontic Centers of America*+    22,600           570
   Pediatrix Medical Group*             2,400            70
   Pharmaceutical Product Development* 12,500           333
   Province Healthcare*                16,100           444
   Renal Care Group*                   14,600           458
   Syncor International*               11,200           325
                                                    -------
                                                      3,517
                                                    -------
Supplies (4.5%)
   Arthrocare*+                         8,600           170
   Charles River Laboratories
     International*                    20,100           675
   Cooper                              11,800           566
   North American Scientific*          13,000           118
                                                    -------
                                                      1,529
                                                    -------
Total Health Care                                     7,871
                                                    -------
Services (18.6%)
Commercial Services (11.7%)
   Bright Horizons Family Solutions*   19,700           500
   Career Education*                   12,800           334
   Central Parking+                    19,400           295
   Choicepoint*                         8,900           381
   Corporate Executive Board*+          5,800           177
   DeVry*                               5,900           159
   Education Management*               11,600           400
   eFunds*                             14,300           222

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2001


SMALL CAP GROWTH FUND--CONCLUDED

-------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------------------------
   Iron Mountain*                      17,600       $   687
   Mobile Mini*                        12,500           390
   Scholastic*+                        11,100           496
                                                    -------
                                                      4,041
                                                    -------
Communication Services (6.9%)
   Cablevision Systems-Rainbow
     Media Group*+                      7,900           169
   Crown Media Holdings, Cl A*         31,200           321
   Entercom Communications*             8,700           293
   Insight Communications*             16,600           340
   Mediacom Communications*+           53,300           715
   Salem Communications, Cl A*         15,000           289
   Western Wireless, Cl A*              7,900           231
                                                    -------
                                                      2,358
                                                    -------
Total Services                                        6,399
                                                    -------
Technology (18.1%)
Business to Business (0.8%)
   Riverstone Networks*                21,100           268
                                                    -------
Business to Consumer (2.2%)
   Earthlink*                          51,200           750
                                                    -------
Communications Equipment (1.4%)
   Newport                              2,400            38
   Powerwave Technologies*             27,800           425
                                                    -------
                                                        463
                                                    -------
Computers & Storage (1.3%)
   InFocus*                            10,200           198
   Merix*                              15,000           253
                                                    -------
                                                        451
                                                    -------
Emerging Communications (0.2%)
   Sycamore Networks*                  11,800            52
                                                    -------
Emerging Software (0.9%)
   Vignette*                           64,000           300
                                                    -------
Miscellaneous Technology (1.1%)
   Optimal Robotics, Cl A*             13,300           392
                                                    -------
Semi-Conductor Capital Equipment (3.2%)
   Cymer*                              20,100           420
   Lam Research*                       17,700           336
   LTX*                                 8,000           132
   Veeco Instruments*                   8,500           216
                                                    -------
                                                      1,104
                                                    -------
Semi-Conductor Manufacturing (3.3%)
   Chartered Semiconductor ADR*+       16,800           329
   Exar*                               10,400           234
   Integrated Device Technology*        6,800           189
   Triquint Semiconductor*             22,200           393
                                                    -------
                                                      1,145
                                                    -------
Software (0.8%)
   Macromedia*                         13,600           203
   Manugistics Group*                  10,100            78
                                                    -------
                                                        281
                                                    -------

-------------------------------------------------------------------------------
                                     SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
-------------------------------------------------------------------------------
Technology Services (2.9%)
   KPMG Consulting*                    52,800       $   650
   Perot Systems, Cl A*                20,100           341
                                                    -------
                                                        991
                                                    -------
Total Technology                                      6,197
                                                    -------
Utilities (5.0%)
Regulated Utilities (3.4%)
   Allete                              20,300           447
   Aquila*                             18,200           334
   Nicor                               10,400           404
                                                    -------
                                                      1,185
                                                    -------
Unregulated Utilities (1.6%)
   Covanta Energy*                     41,400           539
                                                    -------
Total Utilities                                       1,724
                                                    -------
Total Common Stock
     (Cost $33,414)                                  32,596
                                                    -------
Registered Investment Companies (18.0%)
   iSharesSM Russell 2000 Growth
     Index Fund                        20,400         1,025
   Northern Institutional
     Liquid Asset Portfolio (A)     5,177,265         5,177
                                                    -------
Total Registered Investment Companies
     (Cost $6,215)                                    6,202
                                                    -------
Repurchase Agreement (3.3%)
   JP Morgan Chase
     2.62%, dated 10/31/01,
     matures 11/01/01, repurchase
     price $1,147,268 (collaterized by
     various government obligations,
     total market value $1,174,138)    $1,147         1,147
                                                    -------
Total Repurchase Agreement
     (Cost $1,147)                                    1,147
                                                    -------
Total Investments (116.2%)
     (Cost $40,776)                                  39,945
                                                    -------
Other Assets and Liabilities (-16.2%)
Other Assets                                            379
Payable for Collateral on Securities Loaned          (5,177)
Investment Advisory Fee Payable                         (19)
Shareholder Servicing Fee Payable                        (7)
Other Liabilities                                      (755)
                                                    -------
Total Other Assets and Liabilities, Net              (5,579)
                                                    -------
Total Net Assets (100.0%)                           $34,366
                                                    =======

-------------------------------------------------------------------------------




-------------------------------------------------------------------------------

                                                  VALUE (000)
-------------------------------------------------------------------------------
Net Assets Consist of:
Portfolio Shares (unlimited authorization --
   no par value) based on 5,842,166
   outstanding shares of beneficial interest        $55,192
Accumulated net realized loss on investments        (19,995)
Net unrealized depreciation on investments             (831)
                                                    -------
Total Net Assets                                    $34,366
                                                    =======
Net Asset Value, Offering and Redemption
   Price Per Share                                    $5.88
                                                      =====

*   NON-INCOME PRODUCING SECURITY.
+ SOME OR ALL OF THIS SECURITY IS ON LOAN AT OCTOBER 31, 2001 (SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS).
(A) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN.
ADR -- AMERICAN DEPOSITARY RECEIPT
CL -- CLASS


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2001


FAMILY HERITAGE(R) FUND

-------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------------------------
Common Stock (94.5%)
Aerospace & Defense (1.7%)
   General Dynamics                    16,716       $ 1,364
                                                    -------
Air Transportation (0.2%)
   EGL*+                               11,960           145
                                                    -------
Automotive (0.7%)
   Ford Motor                          34,242           550
                                                    -------
Banks (7.4%)
   Commerce Bancshares                 43,190         1,566
   Flagstar Bancorp                    32,000           802
   Irwin Financial+                    56,760           880
   Northern Trust                      48,366         2,442
                                                    -------
                                                      5,690
                                                    -------
Beauty Products (1.4%)
   Estee Lauder, Cl A*                 33,075         1,067
                                                    -------
Broadcasting, Newspapers &
   Advertising (2.3%)
   Comcast, Cl A*                      49,185         1,763
                                                    -------
Building & Construction (0.4%)
   Toll Brothers*                      11,265           351
                                                    -------
Building & Construction Supplies (1.0%)
   Fastenal+                           13,152           777
                                                    -------
Chemicals (1.1%)
   Sigma-Aldrich                       22,246           835
                                                    -------
Computers & Services (2.9%)
   Factset Research Systems            29,103           720
   Hewlett-Packard                     91,930         1,547
                                                    -------
                                                      2,267
                                                    -------
Containers & Packaging (1.2%)
   Bemis                               22,007           952
                                                    -------
Diversified Manufacturing (4.6%)
   AO Smith                            23,412           370
   Brady, Cl A                         15,621           494
   Danaher+                            10,480           584
   Illinois Tool Works                 14,742           843
   Lancaster Colony                    38,337         1,195
                                                    -------
                                                      3,486
                                                    -------
Drugs (5.8%)
   Andrx Group*                         9,853           640
   Eli Lilly                           50,125         3,834
                                                    -------
                                                      4,474
                                                    -------


-------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------------------------
Electronic & Other Electrical
   Equipment (3.0%)
   Hubbell, Cl B                       19,308       $   527
   Molex, Cl A                         41,875         1,041
   Vishay Intertechnology*             40,796           770
                                                    -------
                                                      2,338
                                                    -------
Entertainment (2.3%)
   Carnival                            45,296           986
   International Speedway, Cl A        20,554           763
                                                    -------
                                                      1,749
                                                    -------
Financial Services (3.7%)
   Charles Schwab                      68,195           879
   Federated Investors, Cl B           33,840           883
   Financial Federal*+                 43,280         1,082
                                                    -------
                                                      2,844
                                                    -------
Food, Beverage & Tobacco (2.9%)
   Campbell Soup                       49,905         1,409
   Tootsie Roll Industries             22,560           827
                                                    -------
                                                      2,236
                                                    -------
Hotels & Lodging (0.4%)
   Marriott International, Cl A        10,679           334
                                                    -------
Industrial (1.1%)
   WW Grainger                         19,080           826
                                                    -------
Insurance (8.6%)
   Alleghany*                           3,626           695
   Berkshire Hathaway, Cl B*              738         1,737
   Philadelphia Consolidated
     Holding*                          46,475         1,821
   Progressive                         17,423         2,417
                                                    -------
                                                      6,670
                                                    -------
Internet Services (0.7%)
   Yahoo                               53,320           580
                                                    -------
Leasing & Renting (0.7%)
   United Rentals*                     29,001           529
                                                    -------
Medical Products & Services (7.9%)
   Hillenbrand Industries              37,237         1,974
   Luminex*+                           17,460           297
   Stryker                             44,305         2,492
   Tanox*+                             37,124           631
   West Pharmaceutical Services        29,795           727
                                                    -------
                                                      6,121
                                                    -------
Miscellaneous Business Services (1.6%)
   Paychex                             38,555         1,236
                                                    -------

-------------------------------------------------------------------------------




-------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------------------------
Petroleum & Fuel Products (4.6%)
   Amerada Hess                        22,265       $ 1,308
   Murphy Oil                           7,260           577
   Vintage Petroleum                   94,685         1,656
                                                    -------
                                                      3,541
                                                    -------
Printing & Publishing (0.7%)
   Dow Jones                           12,850           578
                                                    -------
Real Estate Investment Trusts (1.2%)
   SL Green Realty                     30,730           916
                                                    -------
Retail (5.8%)
   Albertson's                         19,901           635
   Barnes & Noble*                     19,660           722
   Wal-Mart Stores                     60,561         3,113
                                                    -------
                                                      4,470
                                                    -------
Semi-Conductors/Instruments (1.9%)
   Broadcom, Cl A*                     12,210           420
   Marvell Technology Group Ltd.*+     28,801           701
   Mattson Technology*+                67,200           336
                                                    -------
                                                      1,457
                                                    -------
Software (7.6%)
   Microsoft*                          68,895         4,006
   Oracle*                            135,290         1,835
                                                    -------
                                                      5,841
                                                    -------
Steel & Steel Works (0.8%)
   Worthington Industries              48,690           633
                                                    -------
Telephone & Telecommunication (4.8%)
   Qualcomm*                           34,335         1,687
   Qwest Communications
     International                    112,032         1,451
   Telephone & Data Systems             6,795           597
                                                    -------
                                                      3,735
                                                    -------
Trucking (0.8%)
   Werner Enterprises*                 28,550           618
                                                    -------
Water Utilities (2.7%)
   American Water Works                51,800         2,103
                                                    -------
Total Common Stock
     (Cost $85,067)                                  73,076
                                                    -------
Registered Investment Companies (9.0%)
   iSharesSM Russell 1000 Index Fund   27,570         1,540
   Northern Institutional
     Liquid Asset Portfolio (A)     5,452,695         5,453
                                                    -------
Total Registered Investment Companies
     (Cost $7,349)                                    6,993
                                                    -------


-------------------------------------------------------------------------------
                                     SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
-------------------------------------------------------------------------------
Unit Investment Trust (3.4%)
   SPDR Trust Series 1                 24,500       $ 2,594
                                                    -------
Total Unit Investment Trust
     (Cost $3,114)                                    2,594
                                                    -------
Repurchase Agreement (0.1%)
   Morgan Stanley Dean Witter 2.25%,
     dated 10/31/01, matures 11/01/01,
     repurchase price $75,634
     (collateralized by various
     government obligations,
     total market value $83,606)          $76            76
                                                    -------
Total Repurchase Agreement
     (Cost $76)                                          76
                                                    -------
Total Investments (107.0%)
     (Cost $95,606)                                  82,739
                                                    -------
Other Assets and Liabilities (-7.0%)
Other Assets                                            101
Payable for Collateral on Securities Loaned          (5,453)
Investment Advisory Fee Payable                         (51)
Shareholder Servicing Fee Payable                       (17)
Other Liabilities                                       (24)
                                                    -------
Total Other Assets and Liabilities, Net              (5,444)
                                                    -------
Total Net Assets (100.0%)                           $77,295
                                                    =======
Net Assets Consist of:
Portfolio Shares (unlimited authorization --
   no par value) based on 9,884,115
   outstanding shares of beneficial interest        $95,532
Accumulated net realized loss on investments         (5,370)
Net unrealized depreciation on investments          (12,867)
                                                    -------
Total Net Assets                                    $77,295
                                                    =======
Net Asset Value, Offering and Redemption
   Price Per Share                                    $7.82
                                                      =====
* NON-INCOME PRODUCING SECURITY.
+ SOME OR ALL OF THIS SECURITY IS ON LOAN AT OCTOBER 31, 2001 (SEE NOTE 8 IN
  NOTES TO FINANCIAL STATEMENTS).
(A) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL RECEIVED FOR SECURITIES
    ON LOAN.
CL -- CLASS
SPDR -- STANDARD & Poor's Depositary Receipt


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2001


INTERNATIONAL EQUITY FUND

-------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------------------------
Foreign Common Stock (96.6%)
Australia (1.1%)
   BHP Billiton+                      261,922     $   1,180
                                                  ---------
Belgium (0.0%)
   Fortis (B)                              45             1
   Fortis (B) STRIP VVPR*               3,170            --
   Fortis (B) Warrants*                     5            --
   Fortis (Netherlands)+                    6            --
                                                  ---------
                                                          1
                                                  ---------
Brazil (0.1%)
   Embratel Participacoes ADR+         52,057           141
   Tele Celular Sul Participacoes ADR+      2            --
   Tele Centro Oeste Celular
     Participacoes ADR+                     7            --
   Tele Leste Celular
     Participacoes ADR                      2            --
   Tele Nordeste Celular
     Participacoes ADR+                     3            --
   Tele Norte Celular
     Participacoes ADR+                     1            --
   Telecomunicacoes Brasileiras ADR*   38,530            --
   Telemig Celular Participacoes ADR+       3            --
                                                  ---------
                                                        141
                                                  ---------
Canada (0.4%)
   Nortel Networks                     68,377           399
                                                  ---------
China (1.4%)
   China Mobile (Hong Kong)*          485,500         1,472
                                                  ---------
Finland (1.6%)
   Nokia OYJ                           56,774         1,188
   Stora Enso OYJ                      46,063           560
                                                  ---------
                                                      1,748
                                                  ---------
France (16.2%)
   Alstom                              75,750         1,158
   Aventis                             42,218         3,109
   Carrefour                           34,097         1,746
   European Aeronautic Defense
     and Space+                        98,517         1,145
   Sanofi-Synthelabo                   24,977         1,648
   Suez Lyonnaise des Eaux             89,727         2,823
   TotalFinaElf                        17,851         2,508
   Valeo                               37,361         1,279
   Vivendi Universal                   47,241         2,208
                                                  ---------
                                                     17,624
                                                  ---------
Germany (7.3%)
   Allianz                              9,830         2,310
   DaimlerChrysler                     23,568           822
   E.ON                                42,324         2,192
   Muenchener Rueckversicherungs        9,881         2,608
                                                  ---------
                                                      7,932
                                                  ---------

-------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------------------------

Hong Kong (2.6%)
   Hutchison Whampoa                  128,400     $   1,041
   MTR                                158,000           206
   Sun Hung Kai Properties            258,000         1,581
                                                  ---------
                                                      2,828
                                                  ---------
Italy (8.8%)
   Banca Nazionale Del Lavoro*        644,182         1,422
   ENI-Ente Nazionale Idrocarburi*    231,957         2,908
   Fiat+                               58,354           951
   Gucci Group ADR+                    20,912         1,788
   Mediaset*+                         180,339         1,168
   TIM                                247,732         1,350
                                                  ---------
                                                      9,587
                                                  ---------
Japan (18.9%)
   Bridgestone                        184,000         1,735
   Canon                               34,000           989
   Ito-Yokado                           7,000           309
   Kao                                 74,000         1,753
   Matsushita Electric Industrial      83,000           983
   Murata Manufacturing                23,600         1,481
   Nissan Motor                       429,000         1,893
   Nomura Holdings                     86,000         1,131
   NTT Docomo                             195         2,644
   ORIX                                 2,400           210
   Rohm Company                        11,050         1,176
   Sharp                              185,000         1,913
   Shin-Etsu Chemical                  36,000         1,185
   Shohkoh Fund                         6,670           820
   Takefuji                            10,800           896
   Tokyo Electron                      24,300           999
   Tokyo Gas                          156,000           486
                                                  ---------
                                                     20,603
                                                  ---------
Netherlands (10.7%)
   Koninklijke Ahold+                  88,017         2,478
   Koninklijke Philips Electronics     47,936         1,090
   Royal KPN*+                        149,097           577
   Unilever                            55,909         2,931
   VNU                                 85,629         2,499
   Wolters Kluwer                     100,172         2,104
                                                  ---------
                                                     11,679
                                                  ---------
Singapore (1.0%)
   DBS Group Holdings                 199,000         1,134
                                                  ---------
South Korea (4.1%)
   Korea Telecom ADR                   58,206         1,213
   Pohang Iron & Steel ADR             34,042           584
   Samsung Electronics                  3,388           454
   Samsung Electronics GDR 144a#+      16,005         1,206
   SK Telecom ADR+                     48,730         1,027
                                                  ---------
                                                      4,484
                                                  ---------

-------------------------------------------------------------------------------




-------------------------------------------------------------------------------
                                     SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
-------------------------------------------------------------------------------
Spain (1.5%)
   Repsol YPF                         109,173     $   1,583
                                                  ---------
Switzerland (2.9%)
   Credit Suisse Group*                45,849         1,676
   Roche Holding                       21,953         1,523
                                                  ---------
                                                      3,199
                                                  ---------
Thailand (0.0%)
   Siam Commercial Bank*               59,533             3
                                                  ---------
Turkey (0.1%)
   Turkcell Iletisim Hizmet ADR+        4,763            60
                                                  ---------
United Kingdom (17.9%)
   AstraZeneca PLC                     53,073         2,393
   BAE Systems PLC                    647,777         3,147
   British Telecommunications PLC     290,108         1,468
   Colt Telecom Group PLC*             98,297           168
   GlaxoSmithKline PLC                110,889         2,983
   HSBC Holdings PLC                  152,461         1,671
   Marks & Spencer PLC                376,831         1,573
   Reed International PLC             412,771         3,380
   Vodafone Group PLC               1,137,473         2,630
                                                  ---------
                                                     19,413
                                                  ---------
Total Foreign Common Stock
     (Cost $126,728)                                105,070
                                                  ---------
Registered Investment Company (3.7%)
   Northern Institutional
     Liquid Asset Portfolio (A)     4,017,679         4,018
                                                  ---------
Total Registered Investment Company
     (Cost $4,018)                                    4,018
                                                  ---------
Repurchase Agreement (3.7%)
   JP Morgan Chase
     2.62%, dated 10/31/01,
     matures 11/01/01, repurchase
     price $4,062,563 (collateralized by
     various government obligations,
     total market value $4,144,256)    $4,062         4,062
                                                  ---------
Total Repurchase Agreement
     (Cost $4,062)                                    4,062
                                                  ---------
Total Investments (104.0%)
     (Cost $134,808)                                113,150
                                                  ---------

-------------------------------------------------------------------------------

                                                  VALUE (000)
-------------------------------------------------------------------------------
Other Assets and Liabilities (-4.0%)
Other Assets                                      $   2,941
Payable for Collateral on Securities Loaned          (4,018)
Investment Advisory Fee Payable                         (74)
Shareholder Servicing Fee Payable                       (24)
Other Liabilities                                    (3,198)
                                                  ---------
Total Other Assets and Liabilities, Net              (4,373)
                                                  ---------
Total Net Assets (100.0%)                         $ 108,777
                                                  =========


Net Assets Consist of:
Portfolio Shares (unlimited authorization --
   no par value) based on 17,575,296
   outstanding shares of beneficial interest      $ 145,971
Undistributed net investment income                     983
Accumulated net realized loss on investments        (16,515)
Net unrealized depreciation on forward currency
   contracts, foreign currency, and other assets
   and liabilities denominated in foreign currency       (4)
Net unrealized depreciation on investments          (21,658)
                                                  ---------
Total Net Assets                                  $ 108,777
                                                  =========

Net Asset Value, Offering and Redemption
   Price Per Share                                    $6.19
                                                      =====
*   NON-INCOME PRODUCING SECURITY.
+ SOME OR ALL OF THIS SECURITY IS ON LOAN AT OCTOBER 31, 2001 (SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS).
# SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS". THESE SECURITIES HAVE BEEN DETERMINED TO BE LIQUID UNDER GUIDELINES ESTABLISHED BY THE BOARD OF TRUSTEES.
(A) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN.
ADR -- AMERICAN DEPOSITARY RECEIPT
GDR -- GLOBAL DEPOSITARY RECEIPT
PLC -- PUBLIC LIMITED COMPANY
AMOUNTS DESIGNATED AS "--" ROUND TO $0.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2001


GOVERNMENT/CORPORATE BOND FUND

-------------------------------------------------------------------------------
                                    FACE AMOUNT
                                       (000)      VALUE (000)
-------------------------------------------------------------------------------
U.S. Treasury Obligations (18.2%)
   U.S. Treasury Bonds
     8.750%, 05/15/17+                 $  815       $ 1,153
     8.125%, 08/15/19                   1,627         2,222
     7.875%, 02/15/21                     615           828
     7.625%, 11/15/22+                    913         1,213
     7.500%, 11/15/16+                    830         1,057
                                                    -------
Total U.S. Treasury Obligations
     (Cost $5,724)                                    6,473
                                                    -------
U.S. Government Agency Obligations (18.9%)
   FHLB, Ser JT08
     5.865%, 09/02/08                     430           464
   FHLMC
     6.750%, 09/15/29+                  1,447         1,673
     6.375%, 08/01/11                     904           974
   FNMA
     6.000%, 05/15/11                     904           978
     4.375%, 10/15/06                   1,000         1,010
   FNMA, Ser 07-F
     6.750%, 07/30/07                     418           432
   Tennessee Valley Authority, Ser B
     6.235%, 07/15/45                   1,175         1,175
                                                    -------
Total U.S. Government Agency Obligations
     (Cost $6,167)                                    6,706
                                                    -------
U.S. Government Mortgage-Backed Obligations (4.4%)
   FHLMC REMIC, Ser 1489, Cl G CMO
     5.850%, 10/15/06                     223           224
   FNMA REMIC, Ser 2000-11,
     Cl TC CMO
     7.000%, 04/25/27                   1,321         1,357
                                                    -------
Total U.S. Government Mortgage-
     Backed Obligations
     (Cost $1,538)                                    1,581
                                                    -------
Asset-Backed Securities (14.9%)
   American Express Credit Account,
     Ser 2000-1, Cl A
     7.200%, 09/17/07                     904           997
   American Express Master Trust,
     Ser 1998-1, Cl A
     5.900%, 04/15/04                   1,321         1,383
   MBNA Master Credit Card Trust,
     Ser 1998-J, Cl A
     5.250%, 02/15/06                   1,514         1,576
   Standard Credit Card Master Trust,
     Ser 1994-2, Cl A
     7.250%, 04/07/06                   1,199         1,335
                                                    -------
Total Asset-Backed Securities
     (Cost $5,019)                                    5,291
                                                    -------


-------------------------------------------------------------------------------
                                    FACE AMOUNT
                                       (000)      VALUE (000)
-------------------------------------------------------------------------------
Corporate Bonds (40.0%)
Audio/Video Products (3.3%)
   Harman International
     7.320%, 07/01/07                  $1,143       $ 1,186
                                                    -------
Banks (4.3%)
   FleetBoston Financial
     6.625%, 12/01/05                   1,431         1,526
                                                    -------
Financial Services (20.9%)
   Associates MTN
     7.580%, 04/12/04                   1,360         1,482
   Ford Motor Credit
     7.750%, 11/15/02                     893           929
     7.375%, 10/28/09                     904           917
     7.250%, 01/15/03                     263           272
   General Motors Acceptance Corp.
     6.875%, 09/15/11+                  1,537         1,512
   Household Finance
     5.875%, 02/01/09                     904           903
   Lehman Brothers Holdings
     7.000%, 02/01/08                   1,316         1,409
                                                    -------
                                                      7,424
                                                    -------
Food, Beverage & Tobacco (2.6%)
   Kellogg
     6.000%, 04/01/06                     904           948
                                                    -------
Insurance (2.9%)
   St. Paul Companies
     8.125%, 04/15/10                     904         1,022
                                                    -------
Petroleum & Fuel Products (6.0%)
   Petroleum Geo-Services
     7.500%, 03/31/07                   2,244         2,123
                                                    -------
Total Corporate Bonds
     (Cost $13,852)                                  14,229
                                                    -------
Repurchase Agreement (5.6%)
   JP Morgan Chase
     2.62%, dated 10/31/01,
     matures 11/01/01, repurchase
     price $2,000,900 (collateralized by
     various government obligations,
     total market value $2,041,445)     2,001         2,001
                                                    -------
Total Repurchase Agreement
     (Cost $2,001)                                    2,001
                                                    -------

-------------------------------------------------------------------------------




-------------------------------------------------------------------------------

                                      SHARES      VALUE (000)
-------------------------------------------------------------------------------
Registered Investment Companies (7.0%)
   Northern Institutional
     Liquid Asset Portfolio (A)     2,479,366       $ 2,479
                                                    -------
Total Registered InvestmentCompanies
     (Cost $2,479)                                    2,479
                                                    -------
Total Investments (109.0%)
     (Cost $36,780)                                  38,760
                                                    -------
Other Assets and Liabilities (-9.0%)
Other Assets                                            502
Payable for Collateral on Securities Loaned          (2,479)
Investment Advisory Fee Payable                          (4)
Shareholder Servicing Fee Payable                        (8)
Other Liabilities                                    (1,209)
                                                    -------
Total Other Assets and Liabilities                   (3,198)
                                                    -------
Total Net Assets (100.0%)                           $35,562
                                                    =======
Net Assets Consist of:
Portfolio Shares (unlimited authorization --
   no par value) based on 3,240,023
   outstanding shares of beneficial interest        $33,317
Undistributed net investment income                      12
Accumulated net realized gain on investments            253
Net unrealized appreciation on investments            1,980
                                                    -------
Total Net Assets                                    $35,562
                                                    =======
Net Asset Value, Offering and Redemption
   Price Per Share                                   $10.98
                                                     ======
+ SOME OR ALL OF THIS SECURITY IS ON LOAN AT OCTOBER 31, 2001 (SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS).
(A) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL RECEIVED FOR SECURITIES
    ON LOAN.
CL -- CLASS
CMO -- COLLATERALIZED MORTGAGE OBLIGATION
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE
REMIC -- REAL ESTATE MORTGAGE INVESTMENT CONDUIT
SER -- SERIES


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2001


TAX-EXEMPT BOND FUND

-------------------------------------------------------------------------------
                                    FACE AMOUNT
                                       (000)      VALUE (000)
-------------------------------------------------------------------------------
Municipal Bonds (96.0%)
Alabama (1.0%)
   Bessemer, Alabama RB, AMBAC
     5.600%, 02/01/30                  $1,000      $  1,061
                                                   --------
Arizona (1.4%)
   Pima County, School District GO,
     FGIC Callable 07/01/04 @ 101
     5.875%, 07/01/14                   1,500         1,605
                                                   --------
California (6.6%)
   Community College Finance Authority
     RB, Mission Community College,
     MBIA Callable 05/01/07 @ 102
     5.500%, 05/01/17                   1,000         1,074
   Health Facilities Financing Authority
     RB, St. Francis Memorial Hospital,
     Ser C, ETM
     5.875%, 11/01/23                   2,000         2,322
   Public Works RB, Department of
     Corrections, Ser A, AMBAC
     Callable 01/01/06 @ 102
     5.400%, 01/01/09                   1,000         1,098
   San Francisco Bay Area RB
     Callable 01/01/06 @ 101
     5.250%, 07/01/17                   1,000         1,055
   Stockton Housing Facility RB,
     O'Connor Woods Project,
     Ser A, ETM, GNMA
     Callable 03/20/03 @ 102
     5.200%, 09/20/09                     790           830
   University of California RB, Multi-
     Purpose Projects, Ser F, FGIC
     Callable 09/01/06 @ 101
     5.000%, 09/01/12                   1,000         1,058
                                                   --------
                                                      7,437
                                                   --------
Connecticut (1.0%)
   Housing Finance Authority RB,
     Sub-Ser E-1, GOA
     Callable 11/15/06 @102
     5.900%, 05/15/15                   1,000         1,066
                                                   --------
Delaware (0.9%)
   Delaware State, Economic Development
     Authority, Pollution Control RB,
     Delmarva Power, AMBAC
     4.900%, 05/01/26                   1,000         1,051
                                                   --------
District of Columbia (1.2%)
   District of Columbia RB, Howard
     University Project, MBIA
     5.500%, 10/01/16                   1,000         1,116
   Washington D.C., Convention Center
     Authority RB, Dedicated Tax Revenue,
     Senior Lien, AMBAC
     5.250%, 10/01/09                     200           218
                                                   --------
                                                      1,334
                                                   --------



-------------------------------------------------------------------------------
                                    FACE AMOUNT
                                       (000)      VALUE (000)
-------------------------------------------------------------------------------
Florida (2.9%)
   Dade County, Seaport, RB, MBIA
     8.000%, 10/01/03                  $1,010       $ 1,117
   Florida State Board Education Capital
     Outlay GO, Ser A
     5.500%, 01/01/05                   1,000         1,077
   Sunrise, Utility System RB,
     Ser A, AMBAC
     Pre-refunded 10/01/06 @ 101
     5.750%, 10/01/26                   1,000         1,129
                                                   --------
                                                      3,323
                                                   --------
Georgia (3.0%)
   Henry County, Water & Sewer
     Authority RB, AMBAC
     6.150%, 02/01/20                   2,000         2,332
   Municipal Electric Authority RB,
     Project One, Ser A, MBIA
     5.000%, 01/01/12                   1,000         1,070
                                                   --------
                                                      3,402
                                                   --------
Hawaii (1.9%)
   Honolulu, City & County GO,
     Ser B, ETM
     8.000%, 10/01/10                   1,680         2,195
                                                   --------
Illinois (9.6%)
   Chicago GO, FGIC
     Callable 01/01/08 @ 102
     5.500%, 01/01/21                   1,500         1,562
   Chicago, Board of Education GO,
     School Reform Board, Ser A,
     FGIC
     5.250%, 12/01/20                   1,000         1,046
   Chicago, O'Hare International
     Airport, RB, 2nd Lien, Ser C,
     MBIA
     4.900%, 01/01/07                   1,000         1,046
   Chicago, Park District GO, Aquarium
     & Museum Project, FGIC
     Callable 01/01/08 @ 100
     5.500%, 01/01/10                   1,000         1,080
   Health Facilities Authority RB,
     Hospital Sisters Services Project,
     Ser A, MBIA
     Callable 06/01/08 @ 101
     5.250%, 06/01/12                   1,000         1,054
   Metropolitan Pier & Exposition
     Authority, Illinois Dedicated
     State Tax Revenue, RB, AMBAC
     5.125%, 06/01/13                   1,200         1,249
   Metropolitan Pier & Exposition
     Authority, McCormick Place
     Expansion Project, Ser A, FGIC
     5.500%, 12/15/23                   1,000         1,074
   Regional Transportation Authority
     GO, FSA
     5.750%, 06/01/23                   1,500         1,658
   Southern Illinois University RB,
     Medical Facilities System Project,
     MBIA Callable 04/01/07 @ 102
     5.875%, 04/01/23                   1,000         1,071
                                                   --------
                                                     10,840
                                                   --------

-------------------------------------------------------------------------------




-------------------------------------------------------------------------------
                                    FACE AMOUNT
                                       (000)      VALUE (000)
-------------------------------------------------------------------------------
Indiana (4.3%)
   Indianapolis, Gas Utility Ditribution
     System RB, Ser A, AMBAC
     5.000%, 08/15/24                  $1,600       $ 1,596
   Indianapolis, Public Improvement
     Authority RB, Ser A
     Callable 01/01/10 @ 101
     6.000%, 01/01/25                   1,000         1,087
   Indianapolis, Utility District
     Authority RB, Ser B, FGIC
     4.000%, 06/01/13                   1,000           964
   Transportation Finance Authority
     RB, Ser A, MBIA
     6.800%, 12/01/16                   1,000         1,243
                                                   --------
                                                      4,890
                                                   --------
Kansas (0.9%)
   Burlington, Pollution Control Authority
     RB, Kansas Gas & Electric Project,
     MBIA Callable 06/01/01 @ 102
     7.000%, 06/01/31                   1,000         1,023
                                                   --------
Louisiana (3.1%)
   New Orleans GO, FGIC
     5.500%, 12/01/17                   1,000         1,108
   Public Facilities Authority RB,
     Franciscan Missionaries
     Project, Ser A, FSA
     5.500%, 07/01/11                   2,115         2,337
                                                   --------
                                                      3,445
                                                   --------
Massachusetts (4.8%)
   State Housing Finance Agency RB,
     Ser B, MBIA
     Callable 06/01/08 @ 101
     5.300%, 12/01/17                   1,000         1,030
   State Special Obligation RB,
     Consolidated Loan, Ser A
     Callable 06/01/08 @ 101
     5.000%, 06/01/15                   1,000         1,038
   State Turnpike Authority RB,
     Ser A, ETM, FGIC
     5.125%, 01/01/23                   2,000         2,115
   State Water Resources Authority RB,
     Ser D, MBIA, GOA
     6.000%, 08/01/14                   1,060         1,236
                                                   --------
                                                      5,419
                                                   --------
Michigan (3.1%)
   Parchment, School District GO, MBIA
     5.000%, 05/01/25                   1,000         1,016
   State Building Authority RB,
     Facilities Program, Ser I, AMBAC
     5.500%, 10/01/05                   1,000         1,091
   State Hospital Finance Authority RB,
     Genesys Health System Project,
     Ser A Pre-refunded @ 102
     8.100%, 10/01/05                   1,175         1,416
                                                   --------
                                                      3,523
                                                   --------



-------------------------------------------------------------------------------
                                    FACE AMOUNT
                                       (000)      VALUE (000)
-------------------------------------------------------------------------------
Minnesota (1.2%)
   Minnesota State, GO
     6.000%, 11/01/06                  $1,200       $ 1,359
                                                   --------
Mississippi (0.9%)
   Developing Bank RB, Capital Project
     & Equipment Acquisition,
     Ser A2, AMBAC
     5.000%, 07/01/24                   1,000         1,011
                                                   --------
Nevada (5.2%)
   Clark County, Industrial Development
     Nevada Power RB, AMBAC
     Callable 10/01/2002 @ 102
     7.200%, 10/01/22                   2,000         2,124
   Clark County, Refunding & Transit
     Improvement, GO, MBIA
     Callable 06/01/04 @ 101
     6.200%, 06/01/19                   1,400         1,540
   Las Vegas, New Convention &
     Visitors Center, RB, AMBAC
     Callable 07/01/09 @ 101
     6.000%, 07/01/13                   2,000         2,255
                                                   --------
                                                      5,919
                                                   --------
New Jersey (0.7%)
   New Jersey State Transportation
     System, RB
     5.625%, 06/15/14                     500           569
   New Jersey State, GO, Ser D
     6.000%, 02/15/11                     150           174
                                                   --------
                                                        743
                                                   --------
New Mexico (1.5%)
   Santa Fe County RB, Correctional
     Facilities Project
     6.000%, 02/01/27                   1,500         1,740
                                                   --------
New York (7.5%)
   Nassau County, Comb Sewer
     Districts GO, Ser F, MBIA
     5.300%, 07/01/06                     250           272
   New York City, Municipal Assistance
     Authority RB, Ser G
     6.000%, 07/01/07                   1,800         2,032
   New York City, Municipal Assistance
     Authority RB, Ser L
     6.000%, 07/01/04                     200           217
   New York City, Municipal Water &
     Sewer Authority RB, Ser A
     6.000%, 06/15/25                     190           214
   New York City, Municipal Water &
     Sewer System, RB, MBIA (A)
     2.050%, 06/15/09                     250           250
   New York City, Transportation
     Authority RB, Livinston Plaza
     Project, FSA
     5.400%, 01/01/18                   1,000         1,082

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2001


TAX-EXEMPT BOND FUND--CONCLUDED

-------------------------------------------------------------------------------
                                    FACE AMOUNT
                                       (000)      VALUE (000)
-------------------------------------------------------------------------------
   New York State GO
     7.500%, 11/15/01                 $   245       $   245
     7.000%, 11/15/02                     175           184
   New York State GO, Ser B,
     Pre-refunded  10/01/02 @ 101.5
     6.750%, 10/01/15                     235           249
     7.000%, 10/01/14                     245           260
   New York State GO, Ser F,
     Pre-refunded 11/15/01@ 101.5
     8.250%, 11/15/16                     100           102
   New York State Thruway Authority,
     Highway & Bridge Transportation
     Funding RB, Ser A, MBIA
     6.250%, 04/01/04                     250           271
   New York State, Dormatory Authority,
     City University System RB,
     Ser 1, FGIC
     5.500%, 07/01/05                     250           272
   New York State, Dormatory Authority,
     State University Educational
     Facilities RB, Ser A, MBIA,
     Pre-refunded 05/15/02 @ 102
     6.750%, 05/15/21                     190           199
   New York State, Dormatory Authority,
     Upstate Community Colleges RB,
     Ser A Pre-refunded  07/01/05 @ 102
     6.200%, 07/01/15                     250           286
   New York State, Local Government
     Assistance Corporation RB,
     Ser D, MBIA, Pre-refunded
     04/01/02 @ 102
     7.000%, 04/01/18                     110           114
   New York State, Mortgage Agency RB,
     Homeowner Mortgage Ser 80
     Callable 03/01/09 @ 101
     5.100%, 10/01/17                   1,000         1,010
   New York State, Power Authority
     Revenue &, General Purpose RB,
     Ser W
     6.700%, 01/01/04                     100           109
   Suffolk County, Water Authority RB,
     Senior Lien, MBIA
     5.100%, 06/01/04                   1,050         1,114
                                                   --------
                                                      8,482
                                                   --------
North Carolina (2.8%)
   North Carolina, Eastern Municipal
     Power Authority RB, Ser B, AMBAC
     Callable 01/01/06 @ 102
     5.125%, 01/01/12                   2,000         2,098
   North Carolina, Eastern Municipal
     Power Authority RB, Ser B, MBIA
     Callable 01/01/07 @ 102
     5.800%, 01/01/16                   1,000         1,080
                                                   --------
                                                      3,178
                                                   --------

-------------------------------------------------------------------------------
                                    FACE AMOUNT
                                       (000)      VALUE (000)
-------------------------------------------------------------------------------
Oklahoma (4.4%)
   Oklahoma City, Water Utilities
     Authority RB, Ser A
     Callable 07/01/09 @ 100
     5.000%, 07/01/24                  $3,000       $ 2,989
   Oklahoma State, Health Systems
     Industries Authority RB, Integris
     Baptist Project, Ser D, AMBAC
     Callable 08/15/06 @ 102
     5.000%, 08/15/14                   2,000         2,025
                                                   --------
                                                      5,014
                                                   --------
Pennsylvania (10.1%)
   Allegheny County, Pittsburgh
     International Airport RB,
     Ser B, MBIA
     Callable 01/01/08 @ 101
     5.000%, 01/01/17                   2,000         2,020
   Derry Township, Industrial &
     Commercial Development RB,
     Arena Project, Ser A
     5.375%, 11/01/30                   1,700         1,810
   Pennsylvania State, Finance
     Authority RB, Municipal Capital
     Improvements Program
     Callable 11/01/03 @ 102
     6.600%, 11/01/09                   1,285         1,393
   Pennsylvania State, Higher
     Educational Facilities Authority
     RB, Drexel University, State Aid
     Withholding, MBIA
     Callable 05/01/03 @ 102
     6.800%, 05/01/06                   1,560         1,683
   Pennsylvania State, Higher
     Educational Facilities Authority
     RB, Saint Joseph's University,
     Callable 05/01/06 @ 100
     5.000%, 05/01/11                   1,500         1,526
   Philadelphia, Hospital & Higher
     Education Authority RB,
     Presbyterian Medical Center
     Project, ETM
     6.500%, 12/01/11                   1,300         1,539
   Philadelphia, Water & Waste
     Water RB, FGIC
     10.000%, 06/15/05                    700           864
   Philadelphia, Water & Waste
     Water RB, MBIA
     6.250%, 08/01/09                     525           608
                                                   --------
                                                     11,443
                                                   --------
Rhode Island (1.1%)
   Rhode Island, Depositors Economic
     Protection Authority RB, Special
     Obligation, Ser A, ETM
     6.375%, 08/01/22                   1,000         1,196
                                                   --------

-------------------------------------------------------------------------------




-------------------------------------------------------------------------------
                                    FACE AMOUNT
                                       (000)      VALUE (000)
-------------------------------------------------------------------------------
South Carolina (1.0%)
   Piedmont, Municipal Power Agency
     Authority RB, South Carolina
     Electric Project, MBIA, ETM
     6.250%, 01/01/09                  $1,000       $ 1,163
                                                   --------
Texas (7.3%)
   Austin, Texas Utility Systems RB, MBIA
     9.250%, 11/15/01                     235           236
   Bexar County, GO Pre-refunded
     06/15/02 @ 100
     6.200%, 06/15/12                     620           636
   Dallas, Texas Waterworks & Sewer RB
     Callable 04/01/02 @ 101.5
     7.500%, 04/01/03                     150           155
   Fort Worth, Texas Water & Sewer RB
     Callable 08/15/10 @ 100
     5.750%, 02/15/14                   2,000         2,210
   Garland, Texas GO, MBIA
     7.125%, 02/15/03                     205           217
   Harris County, Healthcare Facilities
     Development Authority RB, Christus
     Health Project, Ser A, MBIA
     Callable 07/01/09 @ 101
     5.375%, 07/01/24                   1,850         1,862
   Harris County, Healthcare Facilities
     Development Authority RB,
     Hermann Hospital Project, MBIA
     Pre-refunded 10/01/04 @ 101
     6.375%, 10/01/24                   1,000         1,112
   Houston, Water & Sewer Systems
     Authority RB, Junior Lien, Ser C,
     FGIC Callable 12/01/07 @ 101
     5.375%, 12/01/27                   1,140         1,160
   Laredo Texas GO, Ser A, MBIA
     8.625%, 08/15/03                     295           327
   San Antonio, Texas GO
     8.000%, 08/01/02                     300           313
                                                   --------
                                                      8,228
                                                   --------
Virginia (0.9%)
   Virginia State Housing Development
     Authority, RB, Ser B
     Callable 07/01/10 @ 100
     5.500%, 01/01/16                   1,000         1,045
                                                   --------
Washington (4.7%)
   Central Puget Sound, Regional
     Transportation Authority RB, Sales
     Tax & Motor Project, FGIC
     5.250%, 02/01/21                   1,000         1,044
   Clark County, School District
     No. 177 GO, AMBAC
     5.250%, 12/01/14                   1,000         1,082
   Seattle, Limited Tax GO, Ser B
     5.250%, 03/01/04                   1,000         1,057
   Washington State GO, Ser B,
     Pre-refunded 05/01/04 @ 100
     5.750%, 05/01/04                      20            22


-------------------------------------------------------------------------------
                                   SHARES/FACE
                                  AMOUNT (000)    VALUE (000)
-------------------------------------------------------------------------------
   Washington State GO, Ser B
     Pre-refunded 05/01/04 @ 100
     5.750%, 05/01/10                 $   980      $  1,039
   Washington State, Public Power
     Supply Systems RB, Ser A, MBIA
     Callable 07/01/04 @ 102
     5.000%, 07/01/09                   1,000         1,045
                                                   --------
                                                      5,289
                                                   --------
Wisconsin (1.0%)
   Milwaukee County GO, Ser A, MBIA
     Callable 10/01/07 @ 100
     5.250%, 10/01/08                   1,000         1,075
                                                   --------
Total Municipal Bonds
     (Cost $101,175)                                108,499
                                                  ---------
Registered Investment Company (2.8%)
   SEI Institutional Tax-Free Fund  3,193,395         3,193
                                                  ---------
Total Registered Investment Company
     (Cost $3,193)                                    3,193
                                                  ---------
Total Investments (98.8%)
     (Cost $104,368)                                111,692
                                                   --------
Other Assets and Liabilities (1.2%)
Other Assets                                          1,821
Investment Adviser Fee Payable                          (20)
Shareholder Servicing Fee Payable                       (22)
Other Liabilities                                      (400)
                                                   --------
Total Other Assets and Liabilities, Net               1,379
                                                   --------
Total Net Assets (100.0%)                          $113,071
                                                   ========
Net Assets Consist of:
Portfolio Shares (unlimited authorization --
   no par value) based on 10,669,688
   outstanding shares of beneficial interest       $105,657
Undistributed net investment income                      30
Accumulated net realized gain on investments             60
Net unrealized appreciation on investments            7,324
                                                   --------
Total Net Assets                                   $113,071
                                                   ========

Net Asset Value, Offering and Redemption
   Price Per Share                                   $10.60
                                                     ======

(A) Variable Rate Security - the rate reflected on the Statement of Net Assets is the rate in effect on October 31, 2001.
ETM -- Escrowed to Maturity
GNMA -- Government National Mortgage Association
GO -- General Obligation
GOA --  General Obligation of Authority
RB -- Revenue Bond
Ser -- Series
The following organizations have provided underlying credit support for securities listed above, as indicated.
AMBAC -- American Municipal Bond
Assurance Corporation
FGIC -- Financial Guaranty Insurance Corporation
FSA -- Financial Security Assurance
MBIA -- Municipal Bond Insurance Association


    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS (000)
-------------------------------------------------------------------------------
PITCAIRN FUNDS For The Year Ended October 31, 2001

                                                                            DIVERSIFIED          SELECT            SMALL CAP
                                                                               VALUE              VALUE              VALUE
                                                                               FUND               FUND               FUND
                                                                            -----------         ---------          --------
INCOME:
   Dividends ..............................................................  $  2,965            $ 1,220            $1,266
   Interest ...............................................................        13                  9               188
   Securities Lending .....................................................        --                 --                 3
   Less: Foreign Taxes Withheld ...........................................        --                 --                (3)
                                                                             --------            -------            ------
   Total Income ...........................................................     2,978              1,229             1,454
                                                                             --------            -------            ------
EXPENSES:
   Investment Advisory Fees ...............................................     1,084                466               486
   Administrator Fees .....................................................       124                 70                70
   Shareholder Servicing Fees .............................................       388                166               174
   Transfer Agent Fees ....................................................        11                 11                12
   Professional Fees ......................................................        83                 39                33
   Registration Fees ......................................................         8                  3                 3
   Custody Fees ...........................................................        15                 10                 6
   Printing Expense .......................................................        22                  9                10
   Trustee Fees ...........................................................         8                  3                 4
   Amortization of Deferred Offering Costs ................................        46                 14                21
   Insurance and Other Expenses ...........................................         9                  3                 4
                                                                             --------            -------            ------
   Total Operating Expenses ...............................................     1,798                794               823
   Less: Investment Advisory Fees  Waived .................................      (249)              (129)             (126)
                                                                             --------            -------            ------
   Total Net Operating Expenses ...........................................     1,549                665               697
   Interest Expense .......................................................        --                 --               112
                                                                             --------            -------            ------
   Total Expenses .........................................................     1,549                665               809
                                                                             --------            -------            ------
   Net Investment Income (Loss) ...........................................     1,429                564               645
                                                                             --------            -------            ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net Realized Gain (Loss) on Securities Sold ............................        59                (14)            1,711
   Net Realized Gain on Foreign Currency Transactions .....................        --                 --                --
   Net Change in Unrealized Appreciation on Translation of Foreign Currency                           --                --
   Net Change in Unrealized Appreciation (Depreciation) on Investments ....   (20,730)            (5,740)            1,792
                                                                             --------            -------            ------
   Total Net Realized and Unrealized Gain (Loss) on Investments ...........   (20,671)            (5,754)            3,503
                                                                             --------            -------            ------
   Net Increase (Decrease) in Net Assets from Operations ..................  $(19,242)           $(5,190)           $4,148
                                                                             ========            =======            ======


                                                                            DIVERSIFIED     SELECT        SMALL CAP      FAMILY
                                                                              GROWTH        GROWTH         GROWTH       HERITAGE(R)
                                                                               FUND          FUND           FUND          FUND
                                                                            ------------   --------      ----------    ------------
INCOME:
   Dividends .............................................................. $    705       $    218      $     48      $    852
   Interest ...............................................................       12             23           104            42
   Securities Lending .....................................................        1             --             2             3
   Less: Foreign Taxes Withheld ...........................................       --             (2)           --            --
                                                                            --------       --------      --------      --------
   Total Income ...........................................................      718            239           154           897
                                                                            --------       --------      --------      --------
EXPENSES:
   Investment Advisory Fees ...............................................      904            388           422           798
   Administrator Fees .....................................................      103             70            70            72
   Shareholder Servicing Fees .............................................      323            114           111           222
   Transfer Agent Fees ....................................................       12             11            11            12
   Professional Fees ......................................................       61             25            18            47
   Registration Fees ......................................................        9              3             3             5
   Custody Fees ...........................................................       12             14            13             9
   Printing Expense .......................................................       22              7             7            13
   Trustee Fees ...........................................................        6              2             2             2
   Amortization of Deferred Offering Costs ................................       58             13            19            29
   Insurance and Other Expenses ...........................................        8              5             5             6
                                                                            --------       --------      --------      --------
   Total Operating Expenses ...............................................    1,518            652           681         1,215
   Less: Investment Advisory Fees  Waived .................................     (226)          (127)         (124)         (148)
                                                                            --------       --------      --------      --------
   Total Net Operating Expenses ...........................................    1,292            525           557         1,067
   Interest Expense .......................................................       --             --            --            --
                                                                            --------       --------      --------      --------
   Total Expenses .........................................................    1,292            525           557         1,067
                                                                            --------       --------      --------      --------
   Net Investment Income (Loss) ...........................................     (574)          (286)         (403)         (170)
                                                                            --------       --------      --------      --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net Realized Gain (Loss) on Securities Sold ............................  (25,505)        (9,561)      (16,824)       (3,749)
   Net Realized Gain on Foreign Currency Transactions .....................       --             --            --            --
   Net Change in Unrealized Appreciation on Translation of Foreign Currency       --             --            --            --
   Net Change in Unrealized Appreciation (Depreciation) on Investments ....  (40,034)       (12,762)       (9,905)      (16,763)
                                                                            --------       --------      --------      --------
   Total Net Realized and Unrealized Gain (Loss) on Investments ...........  (65,539)       (22,323)      (26,729)      (20,512)
                                                                            --------       --------      --------      --------
   Net Increase (Decrease) in Net Assets from Operations .................. $(66,113)      $(22,609)     $(27,132)     $(20,682)
                                                                            ========       ========      ========      ========


                                                                              INTERNATIONAL        GOVERNMENT/       TAX-EXEMPT
                                                                                  EQUITY         CORPORATE BOND         BOND
                                                                                   FUND               FUND              FUND
                                                                             --------------     ----------------    -----------
INCOME:
   Dividends ..............................................................      $  2,174            $   --            $   --
   Interest ...............................................................            71             2,396             5,115
   Securities Lending .....................................................             3                 1                --
   Less: Foreign Taxes Withheld ...........................................          (245)               --                --
                                                                                 --------            ------            ------
   Total Income ...........................................................         2,003             2,397             5,115
                                                                                 --------            ------            ------
EXPENSES:
   Investment Advisory Fees ...............................................         1,349               151               310
   Administrator Fees .....................................................           114                70                83
   Shareholder Servicing Fees .............................................           355                94               258
   Transfer Agent Fees ....................................................            12                11                12
   Professional Fees ......................................................            61                21                67
   Registration Fees ......................................................             9                 2                 5
   Custody Fees ...........................................................            57                 3                 9
   Printing Expense .......................................................            22                 3                14
   Trustee Fees ...........................................................             7                 2                 5
   Amortization of Deferred Offering Costs ................................            56                12                30
   Insurance and Other Expenses ...........................................            18                 4                 8
                                                                                 --------            ------            ------
   Total Operating Expenses ...............................................         2,060               373               801
   Less: Investment Advisory Fees  Waived .................................          (281)             (107)             (181)
                                                                                 --------            ------            ------
   Total Net Operating Expenses ...........................................         1,779               266               620
   Interest Expense .......................................................            --                --                --
                                                                                 --------            ------            ------
   Total Expenses .........................................................         1,779               266               620
                                                                                 --------            ------            ------
   Net Investment Income (Loss) ...........................................           224             2,131             4,495
                                                                                 --------            ------            ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net Realized Gain (Loss) on Securities Sold ............................       (16,513)              438               110
   Net Realized Gain on Foreign Currency Transactions .....................         1,303                --                --
   Net Change in Unrealized Appreciation on Translation of Foreign Currency            --                12                --
   Net Change in Unrealized Appreciation (Depreciation) on Investments ....       (40,426)            2,722             5,256
                                                                                 --------            ------            ------
   Total Net Realized and Unrealized Gain (Loss) on Investments ...........       (55,624)            3,160             5,366
                                                                                 --------            ------            ------
   Net Increase (Decrease) in Net Assets from Operations ..................      $(55,400)           $5,291            $9,861
                                                                                 ========            ======            ======
Amounts designated as "--" round to $0.




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     38 & 39

STATEMENTS OF CHANGES IN NET ASSETS (000)
-------------------------------------------------------------------------------
PITCAIRN FUNDS For The Year Ended October 31, 2001 and the Period Ended October 31, 2000

                                                                           DIVERSIFIED VALUE FUND             SELECT VALUE FUND
                                                                         ---------------------------    ---------------------------
                                                                          11/01/00-     08/04/00(1)-     11/01/00-     08/11/00(1)-
                                                                          10/31/01        10/31/00       10/31/01        10/31/00
                                                                         -----------    ------------    ----------     ------------
OPERATIONS:
   Net Investment Income (Loss) ........................................   $  1,429        $    255      $    564        $   108
   Net Realized Gain (Loss) on Investments                                       59            (246)          (14)          (143)
   Net Change in Unrealized Appreciation (Depreciation) on Investments .    (20,730)          6,837        (5,740)         5,118
                                                                           --------        --------      --------        -------
     Increase (Decrease) in Net Assets from Operations .................    (19,242)          6,846        (5,190)         5,083
                                                                           --------        --------      --------        -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income ...............................................     (1,402)            (64)         (560)           (44)
   Net Realized Gains ..................................................         --              --            --             --
                                                                           --------        --------      --------        -------
   Total Distributions .................................................     (1,402)            (64)         (560)           (44)
                                                                           --------        --------      --------        -------
CAPITAL TRANSACTIONS:
     Proceeds from Shares Issued in Connection
       with In-Kind Contributions/Common Trust Fund Conversions ........         --         160,376            --         44,094
     Proceeds from Shares Issued .......................................     11,211           3,979        15,933         13,779
     Reinvestment of Distributions .....................................         97               1            83             --
     Cost of Shares Repurchased ........................................    (16,720)         (5,315)      (11,672)          (520)
                                                                           --------        --------      --------        -------
   Increase (Decrease) in Net Assets From Capital Transactions .........     (5,412)        159,041         4,344         57,353
                                                                           --------        --------      --------        -------
     Total Increase (Decrease) in Net Assets ...........................    (26,056)        165,823        (1,406)        62,392
NET ASSETS:
   Beginning of Period .................................................    165,823              --        62,392             --
                                                                           --------        --------      --------        -------
   End of Period .......................................................   $139,767        $165,823      $ 60,986        $62,392
                                                                           ========        ========      ========        =======
SHARE TRANSACTIONS:
     Shares Issued in Connection
       with In-Kind Contributions/Common Trust Fund Conversions ........         --          15,897            --          4,409
     Shares Issued .....................................................      1,090             393         1,439          1,333
     Shares Issued in Lieu of Distributions ............................          9              --             7             --
     Shares Repurchased ................................................     (1,649)           (524)       (1,045)           (50)
                                                                             ------          ------        ------          -----
   Increase (Decrease) in Shares .......................................       (550)         15,766           401          5,692
                                                                             ======          ======        ======          =====


                                                                            SMALL CAP VALUE FUND           DIVERSIFIED GROWTH FUND
                                                                          --------------------------     --------------------------
                                                                           11/01/00-   08/25/00(1)-        11/01/00-   08/04/00(1)-
                                                                           10/31/01      10/31/00          10/31/01      10/31/00
                                                                          ----------   -------------     -----------   ------------
OPERATIONS:
   Net Investment Income (Loss) ........................................   $    645       $   131         $   (574)     $   (281)
   Net Realized Gain (Loss) on Investments                                    1,711        (1,858)         (25,505)         (913)
   Net Change in Unrealized Appreciation (Depreciation) on Investments .      1,792         2,923          (40,034)      (16,291)
                                                                           --------       -------         --------      --------
     Increase (Decrease) in Net Assets from Operations .................      4,148         1,196          (66,113)      (17,485)
                                                                           --------       -------         --------      --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income ...............................................       (649)           --               --            --
   Net Realized Gains ..................................................         --            --               --            --
                                                                           --------       -------         --------      --------
   Total Distributions .................................................       (649)           --               --            --
                                                                           --------       -------         --------      --------
CAPITAL TRANSACTIONS:
     Proceeds from Shares Issued in Connection
       with In-Kind Contributions/Common Trust Fund Conversions ........         --        65,250               --       194,371
     Proceeds from Shares Issued .......................................      3,105         2,783           12,363         5,273
     Reinvestment of Distributions .....................................         39            --               --            --
     Cost of Shares Repurchased ........................................    (12,067)       (1,578)         (14,069)       (7,199)
                                                                           --------       -------         --------      --------
   Increase (Decrease) in Net Assets From Capital Transactions .........     (8,923)       66,455           (1,706)      192,445
                                                                           --------       -------         --------      --------
     Total Increase (Decrease) in Net Assets ...........................     (5,424)       67,651          (67,819)      174,960
NET ASSETS:
   Beginning of Period .................................................     67,651            --          174,960            --
                                                                           --------       -------         --------      --------
   End of Period .......................................................   $ 62,227       $67,651         $107,141      $174,960
                                                                           ========       =======         ========      ========
SHARE TRANSACTIONS:
     Shares Issued in Connection
       with In-Kind Contributions/Common Trust Fund Conversions ........         --         6,525               --        19,275
     Shares Issued .....................................................        276           276            1,810           524
     Shares Issued in Lieu of Distributions ............................          4            --               --            --
     Shares Repurchased ................................................     (1,093)         (156)          (1,948)         (738)
                                                                             ------         -----           ------        ------
   Increase (Decrease) in Shares .......................................       (813)        6,645             (138)       19,061
                                                                             ======         =====           ======        ======


                                                                              SELECT GROWTH FUND
                                                                          ---------------------------
                                                                           11/01/00-    08/11/00(1)-
                                                                           10/31/01       10/31/00
                                                                          -----------   -------------
OPERATIONS:
   Net Investment Income (Loss) ........................................   $   (286)      $   (63)
   Net Realized Gain (Loss) on Investments                                   (9,561)           47
   Net Change in Unrealized Appreciation (Depreciation) on Investments .    (12,762)       (5,060)
                                                                           --------       -------
     Increase (Decrease) in Net Assets from Operations .................    (22,609)       (5,076)
                                                                           --------       -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income ...............................................         --            --
   Net Realized Gains ..................................................        (21)           --
                                                                           --------       -------
   Total Distributions .................................................        (21)           --
                                                                           --------       -------
CAPITAL TRANSACTIONS:
     Proceeds from Shares Issued in Connection
       with In-Kind Contributions/Common Trust Fund Conversions ........         --        42,576
     Proceeds from Shares Issued .......................................     18,226        17,708
     Reinvestment of Distributions .....................................          9            --
     Cost of Shares Repurchased ........................................    (11,073)         (414)
                                                                           --------       -------
   Increase (Decrease) in Net Assets From Capital Transactions .........      7,162        59,870
                                                                           --------       -------
     Total Increase (Decrease) in Net Assets ...........................    (15,468)       54,794
NET ASSETS:
   Beginning of Period .................................................     54,794            --
                                                                           --------       -------
   End of Period .......................................................   $ 39,326       $54,794
                                                                           ========       =======
SHARE TRANSACTIONS:
     Shares Issued in Connection
       with In-Kind Contributions/Common Trust Fund Conversions ........         --         4,258
     Shares Issued .....................................................      2,625         1,862
     Shares Issued in Lieu of Distributions ............................          1            --
     Shares Repurchased ................................................     (1,613)          (45)
                                                                             ------         -----
   Increase (Decrease) in Shares .......................................      1,013         6,075
                                                                             ======         =====

(1) Commencement of operations.
Amounts designated as "--" round to $0.




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     40 & 41

STATEMENTS OF CHANGES IN NET ASSETS (000)
-------------------------------------------------------------------------------
PITCAIRN FUNDS For The Year Ended October 31, 2001 and the Period Ended October 31, 2000




                                                                        SMALL CAP GROWTH FUND          FAMILY HERITAGE(R)FUND
                                                                    -----------------------------    ---------------------------
                                                                      11/01/00-     08/11/00(1)-      11/01/00-     08/04/00(1)-
                                                                      10/31/01        10/31/00        10/31/01        10/31/00
                                                                    -------------   ------------     ----------     ------------
OPERATIONS:
   Net Investment Income (Loss) ..................................     $   (403)        $   (99)      $   (170)       $   (62)
   Net Realized Gain (Loss) on Investments .......................      (16,824)         (3,171)        (3,749)        (1,621)
   Net Realized Gain (Loss) on Foreign Currency Transactions .....           --              --             --             --
   Net Change in Unrealized Appreciation (Depreciation)
      on Foreign Currency and Translation of Other Assets
      and Liabilities in Foreign Currency ........................           --              --             --             --
   Net Change in Unrealized Appreciation (
      Depreciation) on Investments ...............................       (9,905)          4,486        (16,763)         1,143
                                                                       --------         -------       --------        -------
   Increase (Decrease) in Net Assets from Operations .............      (27,132)          1,216        (20,682)          (540)
                                                                       --------         -------       --------        -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income .........................................           --              --             --             --
   Net Realized Gains ............................................           --              --             --             --
                                                                       --------         -------       --------        -------
   Total Distributions ...........................................           --              --             --             --
                                                                       --------         -------       --------        -------
CAPITAL TRANSACTIONS:
     Proceeds from Shares Issued in Connection
       with In-Kind Contributions/Common Trust Fund Conversions ..           --          57,100             --         96,859
     Proceeds from Shares Issued .................................        2,774           7,843          7,197          3,214
     Proceeds from Shares Issued in Connection
       with Fund Reorganization(2) ...............................           --              --             --             --
     Reinvestment of Distributions ...............................           --              --             --             --
     Cost of Shares Repurchased ..................................       (6,568)           (867)        (7,640)        (1,113)
                                                                       --------         -------       --------        -------
   Increase (Decrease) in Net Assets From Capital Transactions ...       (3,794)         64,076           (443)        98,960
                                                                       --------         -------       --------        -------
     Total Increase (Decrease) in Net Assets .....................      (30,926)         65,292        (21,125)        98,420
NET ASSETS:
   Beginning of Period ...........................................       65,292              --         98,420             --
                                                                       --------         -------       --------        -------
   End of Period .................................................     $ 34,366         $65,292       $ 77,295        $98,420
                                                                       ========         =======       ========        =======
SHARE TRANSACTIONS:
     Shares Issued in Connection
       with In-Kind Contributions/Common Trust Fund Conversions ..           --           5,710             --          9,753
     Shares Issued in Connection with Fund Reorganization(2) .....           --              --             --             --
     Shares Issued ...............................................          371             731            782            327
     Shares Issued in Lieu of Cash Distributions .................           --              --             --             --
     Shares Repurchased ..........................................         (888)            (81)          (866)          (112)
                                                                           ----           -----           ----          -----
   Increase (Decrease) in Shares .................................         (517)          6,360            (84)         9,968
                                                                           ====           =====           ====          =====


                                                                    INTERNATIONAL EQUITY FUND    GOVERNMENT/CORPORATE BOND FUND
                                                                    --------------------------   ------------------------------
                                                                     11/01/00 -   08/04/00(1)-        11/01/00-   08/04/00(1)-
                                                                      10/31/01      10/31/00          10/31/01      10/31/00
                                                                    -----------   -----------       -----------   ------------
OPERATIONS:
   Net Investment Income (Loss) ..................................    $    224      $   (146)        $  2,131       $   565
   Net Realized Gain (Loss) on Investments .......................     (16,513)          488              438            (9)
   Net Realized Gain (Loss) on Foreign Currency Transactions .....       1,303           (25)              --            --
   Net Change in Unrealized Appreciation (Depreciation)
      on Foreign Currency and Translation of Other Assets
      and Liabilities in Foreign Currency ........................          12            (8)              --            --
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments ...............................    (40,426)      (16,217)           2,722           275
                                                                      --------      --------         --------       -------
   Increase (Decrease) in Net Assets from Operations .............     (55,400)      (15,908)           5,291           831
                                                                      --------      --------         --------       -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income .........................................        (449)           --           (2,164)         (535)
   Net Realized Gains ............................................        (490)           --               --            --
                                                                      --------      --------         --------       -------
   Total Distributions ...........................................        (939)           --           (2,164)         (535)
                                                                      --------      --------         --------       -------
CAPITAL TRANSACTIONS:
     Proceeds from Shares Issued in Connection
       with In-Kind Contributions/Common Trust Fund Conversions ..          --       187,764               --        39,698
     Proceeds from Shares Issued .................................       6,468         6,693            5,300           510
     Proceeds from Shares Issued in Connection
       with Fund Reorganization(2) ...............................          --            --               --            --
     Reinvestment of Distributions ...............................         212            --              416           327
     Cost of Shares Repurchased ..................................     (16,593)       (3,520)         (10,493)       (3,719)
                                                                      --------      --------         --------       -------
   Increase (Decrease) in Net Assets From Capital Transactions ...      (9,913)      190,937           (4,777)       36,816
                                                                      --------      --------         --------       -------
     Total Increase (Decrease) in Net Assets .....................     (66,252)      175,029           (1,650)       37,112
NET ASSETS:
   Beginning of Period ...........................................     175,029            --           37,212           100
                                                                      --------      --------         --------       -------
   End of Period .................................................    $108,777      $175,029         $ 35,562       $37,212
                                                                      ========      ========         ========       =======
SHARE TRANSACTIONS:
     Shares Issued in Connection
       with In-Kind Contributions/Common Trust Fund Conversions ..          --        18,527               --         3,966
     Shares Issued in Connection with Fund Reorganization(2) .....          --            --               --            --
     Shares Issued ...............................................         871           692              511            51
     Shares Issued in Lieu of Cash Distributions .................          24            --               40            32
     Shares Repurchased ..........................................      (2,180)         (359)          (1,000)         (370)
                                                                         ------       ------           ------         -----
   Increase (Decrease) in Shares .................................      (1,285)       18,860             (449)        3,679
                                                                        ======        ======           ======         =====


                                                                          TAX-EXEMPT BOND FUND
                                                                        --------------------------
                                                                         11/01/00-    08/11/00(1)-
                                                                         10/31/01       10/31/00
                                                                        ----------    ------------
OPERATIONS:
   Net Investment Income (Loss) ..................................       $  4,495       $ 1,043
   Net Realized Gain (Loss) on Investments .......................            110           (50)
   Net Realized Gain (Loss) on Foreign Currency Transactions .....             --            --
   Net Change in Unrealized Appreciation (Depreciation)
      on Foreign Currency and Translation of Other Assets
      and Liabilities in Foreign Currency ........................             --            --
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments ..............................          5,256           390
                                                                         --------       -------
   Increase (Decrease) in Net Assets from Operations .............          9,861         1,383
                                                                         --------       -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income .........................................         (4,536)       (1,010)
   Net Realized Gains ............................................             --            --
                                                                         --------       -------
   Total Distributions ...........................................         (4,536)       (1,010)
                                                                         --------       -------
CAPITAL TRANSACTIONS:
     Proceeds from Shares Issued in Connection
       with In-Kind Contributions/Common Trust Fund Conversions ..             --        97,944
     Proceeds from Shares Issued .................................          8,999         2,156
     Proceeds from Shares Issued in Connection
       with Fund Reorganization(2) ...............................          7,654            --
     Reinvestment of Distributions ...............................             46           222
     Cost of Shares Repurchased ..................................         (8,140)       (1,558)
                                                                         --------       -------
   Increase (Decrease) in Net Assets From Capital Transactions ...          8,559        98,814
                                                                         --------       -------
     Total Increase (Decrease) in Net Assets .....................         13,884        99,187
NET ASSETS:
   Beginning of Period ...........................................         99,187            --
                                                                         --------       -------
   End of Period .................................................       $113,071       $99,187
                                                                         ========       =======
SHARE TRANSACTIONS:
     Shares Issued in Connection
       with In-Kind Contributions/Common Trust Fund Conversions ..             --         9,799
     Shares Issued in Connection with Fund Reorganization(2) .....            725            --
     Shares Issued ...............................................            845           215
     Shares Issued in Lieu of Cash Distributions .................              4            22
     Shares Repurchased ..........................................           (785)         (155)
                                                                             ----         -----
   Increase (Decrease) in Shares .................................            789         9,881
                                                                             ====         =====

(1) Commencement of operations.
(2) Net asset value of shares issued in connection in the acquisition of the net assets of Kala Investment Corporation (see Note 9 in the Notes to Financial Statements).
Amounts designated as "--" round to $0.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     42 & 43

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
PITCAIRN FUNDS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                        DIVERSIFIED VALUE FUND                SELECT VALUE FUND
                                                                     ----------------------------      ----------------------------
                                                                        For the         For the          For the          For the
                                                                      Year Ended     Period Ended       Year Ended     Period Ended
                                                                       10/31/01       10/31/00(1)        10/31/01       10/31/00(2)
                                                                     -----------     ------------      -----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD ..............................   $  10.52          $  10.00        $ 10.96         $ 10.00
                                                                      --------          --------        -------         -------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss) ...................................       0.09              0.01(4)        0.09            0.02
   Net Realized and Unrealized Gains (Losses) on Investments ......      (1.33)             0.51(4)       (0.95)           0.95
                                                                      --------          --------        -------         -------
     Total from Investment Operations .............................      (1.24)             0.52          (0.86)           0.97
                                                                      --------          --------        -------         -------
LESS DISTRIBUTIONS:
   Distributions from Net Investment Income .......................      (0.09)               --          (0.09)          (0.01)
   Distributions from Realized Gains ..............................         --                --             --              --
                                                                      --------          --------        -------         -------
     Total Distributions ..........................................      (0.09)               --          (0.09)          (0.01)
                                                                      --------          --------        -------         -------
NET ASSET VALUE, END OF PERIOD ....................................     $ 9.19          $  10.52        $ 10.01         $ 10.96
                                                                      ========          ========        =======         =======
Total Return ......................................................     (11.87)%            5.24%+        (7.90)%          9.70%+

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's) ...........................   $139,767          $165,823        $60,986         $62,392
   Ratio of Expenses to Average Net Assets ........................       1.00%             1.00%*         1.00%           1.00%*
   Ratio of Expenses (Excluding Interest Expense)
      to Average Net Assets .......................................       1.00%             1.00%*         1.00%           1.00%*
   Ratio of Net Investment Income (Loss) to Average Net Assets ....       0.92%             0.73%*         0.85%           0.95%*
   Ratio of Expenses to Average Net Assets Before Fee Waivers .....       1.16%             1.22%*         1.19%           1.33%*
   Ratio of Net Investment Income (Loss) to Average Net
      Assets Before Fee Waivers ...................................       0.76%             0.51%*         0.66%           0.62%*
   Portfolio Turnover Rate ........................................         48%               12%           104%             27%



                                                                        SMALL CAP VALUE FUND           DIVERSIFIED GROWTH FUND
                                                                     --------------------------      --------------------------
                                                                        For the       For the           For the       For the
                                                                      Year Ended   Period Ended       Year Ended   Period Ended
                                                                       10/31/01     10/31/00(3)        10/31/01     10/31/00(1)
                                                                      ----------   ------------      -----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD ..............................   $ 10.18         $ 10.00          $   9.18      $  10.00
                                                                      -------         -------          --------      --------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss) ...................................      0.10            0.02             (0.03)        (0.01)
   Net Realized and Unrealized Gains (Losses) on Investments ......      0.49            0.16             (3.49)        (0.81)
                                                                      -------         -------          --------      --------
     Total from Investment Operations .............................      0.59            0.18             (3.52)        (0.82)
                                                                      -------         -------          --------      --------
LESS DISTRIBUTIONS:
   Distributions from Net Investment Income .......................     (0.10)             --                --            --
   Distributions from Realized Gains ..............................        --              --                --            --
                                                                      -------         -------          --------      --------
     Total Distributions ..........................................     (0.10)             --                --            --
                                                                      -------         -------          --------      --------
NET ASSET VALUE, END OF PERIOD ....................................   $ 10.67         $ 10.18          $   5.66      $   9.18
                                                                      =======         =======          ========      ========
Total Return ......................................................      5.80%          1.80%+           (38.34)%       (8.20%)+

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's) ...........................   $62,227         $67,651          $107,141      $174,960
   Ratio of Expenses to Average Net Assets ........................      1.16%          1.22%*             1.00%         1.00%*
   Ratio of Expenses (Excluding Interest Expense)
      to Average Net Assets .......................................      1.00%          1.00%*             1.00%         1.00%*
   Ratio of Net Investment Income (Loss) to Average Net Assets ....      0.93%          1.11%*            (0.44)%       (0.68%)*
   Ratio of Expenses to Average Net Assets Before Fee Waivers .....      1.19%          1.33%*             1.17%         1.22%*
   Ratio of Net Investment Income (Loss) to Average Net
      Assets Before Fee Waivers ...................................      0.74%          0.78%*            (0.61)%       (0.90%)*
   Portfolio Turnover Rate ........................................        96%            10%                37%            6%


                                                                         SELECT GROWTH FUND
                                                                     ---------------------------
                                                                       For the        For the
                                                                     Year Ended    Period Ended
                                                                      10/31/01      10/31/00(2)
                                                                     ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD ..............................     $  9.02       $ 10.00
                                                                        -------       -------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss) ...................................       (0.04)        (0.01)
   Net Realized and Unrealized Gains (Losses) on Investments ......       (3.43)        (0.97)
                                                                        -------       -------
     Total from Investment Operations .............................       (3.47)        (0.98)
                                                                        -------       -------
LESS DISTRIBUTIONS:
   Distributions from Net Investment Income .......................          --            --
   Distributions from Realized Gains ..............................          --            --
                                                                        -------       -------
     Total Distributions ..........................................          --            --
                                                                        -------       -------
NET ASSET VALUE, END OF PERIOD ....................................     $  5.55       $  9.02
                                                                        =======       =======
Total Return ......................................................      (38.44)%       (9.80%)+

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's) ...........................     $39,326       $54,794
   Ratio of Expenses to Average Net Assets ........................        1.15%         1.15%*
   Ratio of Expenses (Excluding Interest Expense)
      to Average Net Assets .......................................        1.15%         1.15%*
   Ratio of Net Investment Income (Loss) to Average Net Assets ....       (0.63)%       (0.61%)*
   Ratio of Expenses to Average Net Assets Before Fee Waivers .....        1.43%         1.50%*
   Ratio of Net Investment Income (Loss) to Average Net
      Assets Before Fee Waivers ...................................       (0.91)%       (0.96%)*
   Portfolio Turnover Rate ........................................          37%           13%

 +  Returns are for the period indicated and have not been annualized.
 *  Annualized
(1) Commenced operations on August 4, 2000.
(2) Commenced operations on August 11, 2000.
(3) Commenced operations on August 25, 2000.
(4) Per share net investment income and net realized and unrealized gain calculated using average shares.
Amounts designated as "--" round to $0.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     44 & 45

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
PITCAIRN FUNDS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       SMALL CAP GROWTH FUND            FAMILY HERITAGE(R)FUND
                                                                   -----------------------------     ----------------------------
                                                                      For the         For the           For the         For the
                                                                    Year Ended     Period Ended       Year Ended     Period Ended
                                                                     10/31/01       10/31/00(2)        10/31/01       10/31/00(1)
                                                                   --------------------------        -----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD .............................   $ 10.27         $  10.00          $  9.87        $ 10.00
                                                                     -------         --------          -------        -------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss) ..................................     (0.07)           (0.02)           (0.02)         (0.01)
   Net Realized and Unrealized Gains (Losses) on Investments .....     (4.32)            0.29            (2.03)         (0.12)
                                                                     -------         --------          -------        -------
     Total from Investment Operations ............................     (4.39)            0.27            (2.05)         (0.13)
                                                                     -------         --------          -------        -------
LESS DISTRIBUTIONS
   Distributions from Net Investment Income ......................        --               --               --             --
   Distributions from Realized Gains .............................        --               --               --             --
                                                                     -------         --------          -------        -------
     Total Distributions .........................................        --               --               --             --
                                                                     -------         --------          -------        -------
NET ASSET VALUE, END OF PERIOD ...................................   $  5.88         $  10.27          $  7.82        $  9.87
                                                                     =======         ========          =======        =======

TOTAL RETURN .....................................................    (42.75)%           2.70%+         (20.77)%        (1.30%)+

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's) ..........................   $34,366         $ 65,292          $77,295        $98,420
   Ratio of Expenses to Average Net Assets .......................      1.25%            1.25%*           1.20%          1.20%*
   Ratio of Net Investment Income (Loss) to Average Net Assets ...    ((0.91)%          (0.71%)*         (0.19)%        (0.29%)*
   Ratio of Expenses to Average Net Assets Before Fee Waivers ....      1.54%            1.54%*           1.37%          1.44%*
   Ratio of Net Investment Income (Loss) to Average Net Assets
      Before Fee Waivers .........................................     (1.20)%          (1.00%)*         (0.36)%        (0.53%)*
   Portfolio Turnover Rate .......................................       184%              29%              37%             1%


                                                                    INTERNATIONAL EQUITY FUND     GOVERNMENT/CORPORATE BOND FUND
                                                                   ---------------------------    ------------------------------
                                                                      For the       For the           For the       For the
                                                                    Year Ended   Period Ended       Year Ended   Period Ended
                                                                     10/31/01     10/31/00(1)        10/31/01     10/31/00(1)
                                                                   -----------   ------------      -----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD .............................    $ 9.28      $   10.00          $  10.09      $ 10.00
                                                                    --------      ---------          --------      -------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss) ..................................      0.01          (0.01)             0.59         0.15
   Net Realized and Unrealized Gains (Losses) on Investments .....     (3.05)         (0.71)             0.90         0.09
                                                                    --------      ---------          --------      -------
     Total from Investment Operations ............................     (3.04)         (0.72)             1.49         0.24
                                                                    --------      ---------          --------      -------
LESS DISTRIBUTIONS
   Distributions from Net Investment Income ......................     (0.02)            --             (0.60)       (0.15)
   Distributions from Realized Gains .............................     (0.03)            --                --           --
                                                                    --------      ---------          --------      -------
     Total Distributions .........................................     (0.05)            --             (0.60)       (0.15)
                                                                    --------      ---------          --------      -------
NET ASSET VALUE, END OF PERIOD ...................................  $   6.19      $    9.28          $  10.98      $ 10.09
                                                                    ========      =========          ========      =======

TOTAL RETURN .....................................................    (32.91)%        (7.20%)+          15.19%        2.36%+

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's) ..........................  $108,777      $ 175,029          $ 35,562      $37,212
   Ratio of Expenses to Average Net Assets .......................      1.25%          1.25%*            0.70%        0.70%*
   Ratio of Net Investment Income (Loss) to Average Net Assets ...      0.16%         (0.37%)*           5.63%        6.51%*
   Ratio of Expenses to Average Net Assets Before Fee Waivers ....      1.45%          1.53%*            0.99%        1.10%*
   Ratio of Net Investment Income (Loss) to Average Net Assets
      Before Fee Waivers .........................................     (0.04)%        (0.65%)*           5.34%        6.11%*
   Portfolio Turnover Rate .......................................        44%            10%               54%           7%


                                                                      TAX-EXEMPT BOND FUND
                                                                   --------------------------
                                                                     For the        For the
                                                                   Year Ended    Period Ended
                                                                    10/31/01      10/31/00(2)
                                                                   ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD ............................. $  10.04        $ 10.00
                                                                   --------        -------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss) ..................................     0.45           0.10
   Net Realized and Unrealized Gains (Losses) on Investments .....     0.57           0.04
                                                                   --------        -------
     Total from Investment Operations ............................     1.02           0.14
                                                                   --------        -------
LESS DISTRIBUTIONS
   Distributions from Net Investment Income ......................    (0.46)         (0.10)
   Distributions from Realized Gains .............................       --             --
                                                                   --------        -------
     Total Distributions .........................................    (0.46)         (0.10)
                                                                   --------        -------
NET ASSET VALUE, END OF PERIOD ................................... $  10.60        $ 10.04
                                                                   ========        =======

TOTAL RETURN .....................................................    10.30%          1.43%+

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's) .......................... $113,071        $99,187
   Ratio of Expenses to Average Net Assets .......................     0.60%          0.60%*
   Ratio of Net Investment Income (Loss) to Average Net Assets ...     4.35%          4.88%*
   Ratio of Expenses to Average Net Assets Before Fee Waivers ....     0.77%          0.86%*
   Ratio of Net Investment Income (Loss) to Average Net Assets
      Before Fee Waivers .........................................     4.18%          4.62%*
   Portfolio Turnover Rate .......................................       23%            10%

  + Returns are for the period indicated and have not been annualized.
  * Annualized
(1) Commenced operations on August 4, 2000.
(2) Commenced operations on August 11, 2000.
Amounts designated as "--" round to $0.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     46 & 47

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
PITCAIRN FUNDS  October 31, 2001


1. Organization

Pitcairn Funds (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust was established as a Delaware business trust on March 24, 2000. Ten series of shares (the "Funds") have been established under the Trust's Declaration of Trust. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of each Fund. Pitcairn Funds include Diversified Value Fund, Select Value Fund, Small Cap Value Fund, Diversified Growth Fund, Select Growth Fund, Small Cap Growth Fund, Family Heritage(R) Fund, International Equity Fund, (the "Equity Funds"), Government/Corporate Bond Fund and Tax-Exempt Bond Fund (the "Bond Funds"). The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION -- Investments in equity securities that are traded on a national securities exchange (or reported on NASDAQ national market system), including foreign securities, are stated at the last quoted sales price at the end of regular trading, if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent bid price determined by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other electronic data processing techniques. Debt obligations with sixty days or less until maturity may be valued at their amortized cost. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Board of Trustees.

     SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is accrued when earned. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the effective interest method.

     REPURCHASE AGREEMENTS -- In conection with a master repurchase agreement facility, Pitcairn Funds invest in repurchase agreements secured by government securities. Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Trust require that the market value of the collateral be sufficient to cover principal and interest in the event of default by the counterparty.

     If the counterparty defaults and the value of the collateral declines or if the counterparty enters and insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

     SECURITIES SOLD SHORT -- A Fund may sell a security short that is identical to a security held in the respective Fund's investment portfolio by borrowing and selling the identical security in the secondary market. The Fund records the borrowed securities sold short at market value in its investment portfolio. Where a Fund sells short in this manner, the cash proceeds from the short sale are held on deposit as collateral for the borrowed securities. Until a short position is closed, changes in the value of the securities sold short are reflected as unrealized gains or losses in the Statement of Operations of the Fund.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the International Equity Fund are translated into U.S. dollars on the following basis:

         (1) market value of investment securities, assets and liabilities at the current rate of exchange; and

         (2) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Equity Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

     FORWARD FOREIGN CURRENCY CONTRACTS -- The International Equity Fund may enter into forward foreign currency contracts as hedges against specific transactions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The International Equity Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal tax purposes.

-------------------------------------------------------------------------------


     As of October 31,2001, the following forward foreign currency contracts were outstanding:

                                                       IN         UNREALIZED
      MATURITY                    CONTRACTS TO      EXCHANGE     APPRECIATION
      DATE                       DELIVER/RECEIVE      FOR       (DEPRECIATION)
     -----------                 ---------------   ---------    --------------
     FOREIGN CURRENCY PURCHASES:
     11/01/01-11/05/01        JP    26,169,785    $  214,273       $ (443)
                                                  ----------       ------
     FOREIGN CURRENCY SALES:
     11/01/01                 AD       102,958    $   51,942       $  (10)
     11/01/01-11/05/01        EU       858,835       775,841        2,355
     11/01/01-11/02/01        HD     2,434,962       312,165          (10)
     11/01/01-11/02/01        JP   131,788,299     1,080,534        3,875
     11/01/01                 SD        86,227        47,313           47
                                                  ----------       ------
                                                                   $6,257
                                                                   ------
                                                                   $5,814
                                                                   ======
     CURRENCY LEGEND
     AD   Australian Dollars
     EU   Euro Currency
     HD   Hong Kong Dollars
     JP   Japanese Yen
     SD   Singapore Dollars

     EXPENSES -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets.

     OFFERING COSTS -- Offering costs, including initial registration costs, have been deferred and were charged to expense during the Funds' first year of operations.

     TAXES -- It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

     The International Equity Fund may be subject to taxes imposed by countries in which it invests with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned. The International Equity Fund accrues such taxes when the related income is earned.

     DISTRIBUTIONS -- Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States of America.

     As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

     Accordingly, the following permanent differences, primarily attributable to net operating losses and foreign currency gains, have been reclassified to/from the following accounts:




                                                                UNDISTRIBUTED
                                                  ACCUMULATED   NET INVESTMENT
                               PAID-IN-CAPITAL   REALIZED GAIN  INCOME (LOSS)
                                    (000)         (LOSS) (000)       (000)
                               ---------------   -------------  --------------

     Diversified Value Fund .....   $ (46)        $    --         $   46
     Select  Value  Fund.........     (14)             --             14
     Small  Cap  Value  Fund ....     (21)             --             21
     Diversified  Growth  Fund ..    (574)             --            574
     Select  Growth  Fund........    (286)             --            286
     Small Cap  Growth  Fund ....    (403)             --            403
     Family  Heritage(R)Fund ....    (170)             --            170
     International  Equity Fund .     (59)         (1,303)         1,362
     Government/Corporate
     Bond Fund ..................     164            (176)            12
     Tax-Exempt Bond Fund .......     (30)             --             30

     These reclassifications have no effect on net assets or net asset values per share.

     ACCOUNTING STANDARDS ISSUED BUT NOT YET ADOPTED -- On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide will require the Tax-Exempt Bond Fund (the "Fund") to accrete market discount on all applicable fixed income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed income securities by the cumulative amount of accretion that would have been recognized had accretion been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. Management has determined that the impact of the adoption of this principle will not be material to the Fund's financial statements. Because the Fund determines its required distributions under Federal income tax laws, adoption of this principle will not affect the amount of distributions paid to shareholders.

3. Investment Advisory, Administration, Shareholder Services and Distribution Agreements

Pitcairn Investment Management (the "Adviser"), a division of Pitcairn Trust Company ("PTC"), serves as Investment Adviser to each Fund pursuant to an investment advisory agreement dated August 4, 2000 (the "Advisory Agreement") with the Trust. For its services, the Adviser is entitled to a fee, that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund. In the interest of limiting expenses of the Funds, PTC has entered into an expense limitation agreement with the Trust (the "Expense Limitation Agreement"), pursuant to which it has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds are limited to a specified percentage of the average daily net assets of each Fund, through the fiscal year

-------------------------------------------------------------------------------
PITCAIRN FUNDS  October 31, 2001



ending October 31, 2003. This limitation is net of securities lending revenue, if any, and exclusive of interest, taxes, brokerage fees and commissions, and extraordinary expenses.

The Fund may at a later date reimburse PTC for the fees waived or limited and other expenses assumed and paid by PTC pursuant to the Expense Limitation Agreement during any of the previous two fiscal years, provided that the Fund has reached sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated in the following table, and Pitcairn remains the investment adviser to the Fund. Consequently, no reimbursement by the Fund will be made unless the Fund's assets exceed $10 million; the Fund's total annual Fund operating expense ratio is less than the percentage stated in the following chart; and the payment of such reimbursement has been approved by the Trust's Board of Trustees. The advisory fee, expense limitations, and amounts which are subject to recapture through October 31, 2003, were as follows:

                                                    FEES SUBJECT  FEES SUBJECT
                                                    TO RECAPTURE  TO RECAPTURE
                               ADVISORY   EXPENSE     THROUGH        THROUGH
FUND                               FEE       CAP     10/31/02        10/31/03
-----                          --------   -------  -------------  ------------
Diversified Value Fund ........   0.70%     1.00%   $ 76,516       $249,076
Select Value Fund .............   0.70      1.00      37,268        129,289
Small Cap Value Fund ..........   0.70      1.00      39,190        126,349
Diversified Growth Fund .......   0.70      1.00      88,091        226,448
Select Growth Fund ............   0.85      1.15      36,939        126,584
Small Cap Growth Fund .........   0.95      1.25      41,201        124,059
Family Heritage(R)Fund ........   0.90      1.20      50,559        147,620
International Equity Fund .....   0.95      1.25     110,689        281,204
Government/Corporate Bond Fund    0.40      0.70      34,406        107,215
Tax-Exempt Bond Fund ..........   0.30      0.60      55,201        180,771

While Pitcairn Investment Management serves as the overall investment adviser to the Funds, it has engaged specialty portfolio managers to make investment decisions for all or a portion of certain Funds. The Adviser has engaged Oechsle International Advisors, LLC to serve as the portfolio manager to the
International Equity Fund, Standish Mellon Asset Management Company LLC (formerly Standish, Ayer & Wood, Inc.) to serve as the portfolio manager to the Small Cap Growth Fund, and Sands Capital Management, Inc. to serve as the portfolio manager for the Select Growth Fund. Pitcairn Investment Management is responsible for payment of sub-advisory fees to each of the portfolio managers.

During the fiscal year ended October 31, 2001, the Select Value Fund was reimbursed by the Adviser for losses incurred of approximately $25,000 due to the inadvertent purchase of shares in a specific company in excess of the amount permitted under applicable Securities and Exchange Commission rules.

The Trust and SEI Investments Mutual Funds Services (the "Administrator") have entered into an Administration Agreement dated August 1, 2000. Under the terms of the Administration Agreement, the Administrator receives a fee calculated daily and paid monthly at an annual rate of 0.08% of the average daily net assets of each Fund, subject to certain minimum annual fees.

The Board of Trustees of the Trust has adopted a Shareholder Services Plan (the "Plan") for the purpose of paying for shareholder servicing activities. Pursuant to the Plan, each Fund is authorized to pay to any Authorized Service Provider, which may include PTC or its affiliates, as compensation for service activities rendered by the Authorized Service Provider to shareholders of a Fund, a shareholder service fee at the rate of 0.25% on an annual basis of the average daily net assets serviced by the Authorized Service Provider. Such fee is calculated daily and paid monthly or at such other intervals as the Board shall determine. Pursuant to the Shareholder Services Plan, the Board of Trustees of the Trust has adopted a Shareholder Services Agreement whereby PTC provides shareholder services. Pursuant to this agreement, PTC receives the aforementioned fee.

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments Company, have entered into a distribution agreement. The Distributor receives no fees for its distribution services under this agreement.

4. Transactions with affiliates

Certain Trustees and officers of the Funds are also Directors and officers of the Adviser, Administrator and/or Distributor. These Trustees and officers of the Funds are paid no fees by the Funds for serving as either a Trustee or an officer of the Funds.

The Funds have entered into  agreements  with SEI Investments to act as an agent
in  placing  repurchase  agreements  for  the  Funds.  For  its  services,   SEI
Investments received the following amounts for the year ended October 31, 2001:

Diversified Value Fund.....................  $   157
Select Value Fund..........................      103
Small Cap Value Fund.......................      538
Diversified Growth Fund....................      138
Select Growth Fund.........................      246
Small Cap Growth Fund......................    1,032
Family Heritage(R)Fund.....................      149
International Equity Fund..................    1,059
Government/Corporate Bond Fund.............      773

5. Investment Transactions

The cost of securities purchased and the proceeds from securities sold, other than temporary cash investments, during the year ended October 31, 2001 were as follows:

                           U.S. GOVERNMENT   OTHER INVESTMENT
                              SECURITIES        SECURITIES
                         ----------------   -------------------
                          PURCHASES SALES   PURCHASES  SALES
                            (000)    (000)    (000)    (000)
                          ---------------   -------------------
Diversified Value Fund... $   --   $   --    $74,410  $79,966
Select Value Fund........     --       --     73,779   69,334
Small Cap Value Fund.....     --       --     65,159   73,373
Diversified Growth Fund..     --       --     47,399   49,549
Select Growth Fund.......     --       --     24,141   16,685
Small Cap Growth Fund....     --       --     79,770   79,300
Family Heritage(R)Fund....    --       --     33,051   33,682
International Equity Fund     --       --     61,696   69,285
Government/Corporate
   Bond Fund ............  5,608    8,815     13,688   15,783
Tax-Exempt Bond Fund.....     --       --     29,883   23,046

-------------------------------------------------------------------------------


During the year ended October 31, 2001, the Government/ Corporate Bond Fund realized gains of $176,077 from in-kind redemptions of fund shares pursuant to procedures adopted by the Board of Trustees. Since the net realized gains from these transactions are not taxable to the Fund, these gains are not distributed to shareholders and have been reclassified to paid in capital of the Fund.

At October 31, 2001, the total cost of securities for Federal income tax purposes and the related aggregate gross unrealized appreciation and depreciation on investment securities were as follows:


                                                                      NET
                                                                   UNREALIZED
                            FEDERAL     APPRECIATED  DEPRECIATED  APPRECIATION
                           TAX COST     SECURITIES    SECURITIES  (DEPRECIATION)
                            (000)         (000)         (000)        (000)
                          ---------     -----------  -----------  --------------
Diversified Value Fund ..  $151,944     $  8,217      $(19,180)     $(10,963)
Select Value Fund........    59,259        6,008        (2,112)        3,896
Small Cap Value Fund ....    54,571       14,182        (2,187)       11,995
Diversified Growth Fund .   156,628        5,138       (53,834)      (48,696)
Select Growth Fund.. ....    57,902        1,332       (19,988)      (18,656)
Small Cap Growth Fund ...    41,072        2,784        (3,911)       (1,127)
Family Heritage(R)Fund ..    95,684        9,625       (22,570)      (12,945)
International Equity Fund   134,984        6,095       (27,929)      (21,834)
Government/Corporate
   Bond Fund.............    36,812        2,018           (70)        1,948
Tax-Exempt Bond Fund ....   104,368        7,324            --         7,324

At October 31, 2001, the following Funds had capital loss carryforwards that can be used to offset future capital gains:

                                  AMOUNT         EXPIRATION
                               ------------     ------------
Diversified Value Fund .....   $   171,211          2008
Select Value Fund ..........        57,157          2008
Small Cap Value Fund .......       146,582          2008
Diversified Growth Fund ....    26,089,069        2008-2009
Select Growth Fund .........     9,203,735          2009
Small Cap Growth Fund ......    19,699,379        2008-2009
Family Heritage(R)Fund .....     5,292,569        2008-2009
International Equity Fund ..    16,391,014          2009

During the year ended October 31, 2001, the Diversified Value Fund, Select Value Fund, Small Cap Value Fund, Government/Corporate Bond Fund and Tax-Exempt Bond Fund utilized capital loss carryforwards in the amount of $50,126, $43,799, $1,655,471, $9,172, and $49,993, respectively, to offset capital gains realized.

6. Risks of International Investing

The International Equity Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States of America, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

7. Margin Loans with Brokers

During the year ended October 31, 2001, the Small Cap Value Fund had outstanding borrowings under margin loans with brokers. The interest expense incurred, outstanding borrowings and interest rate were as follows:

                                                     MAXIMUM
                                       AVERAGE       OUTSTANDING    AVERAGE
                         INTEREST    OUTSTANDING       AT ANY      INTEREST
                          EXPENSE    BORROWINGS       MONTH END      RATE
                         ---------   -----------     -----------   --------
Small Cap Value Fund ...  $111,891    $2,305,201     $2,718,076      4.85%

8. Securities Lending

Each of the Funds may lend its portfolio securities to brokers, dealers, and financial institutions, provided that the collateral equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Fund's custodian and is maintained each business day in a segregated account pursuant to applicable regulations. However, due to market fluctuations, the collateral may fall under 100% of the market value of the securities on loan. On the next business day, the collateral is adjusted to meet the 100% requirement based on the prior days market fluctuations and the current day's security lending activity. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. While such securities are on loan, the borrower pays the lending Fund income accruing thereon, and the Fund invests cash collateral in permissible securities, thereby earning additional income. The loan is terminated when the borrowed securities are returned. Any gain or loss in the market price of the borrowed securities, which occurs during the term of the loan, inures to the lending Fund. A portion of the collateral received by the Government/Corporate Bond Fund consists of securities issued or guaranteed by the U.S. Government or its agencies. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities loaned should the borrower of the securities fail financially. A lending Fund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with the loan. The market value of the securities on loan, which may include pending transactions, and the market value of the collateral as of October 31, 2001, were as follows:

                              MARKET VALUE       MARKET       MARKET VALUE
                             OF SECURITIES    VALUE OF CASH   OF NON-CASH
                               ON LOAN          COLLATERAL      COLLATERAL
                                (000)             (000)           (000)
                              -------------   -------------   ------------
Diversified Value Fund..........  $1,289          $1,374         $   --
Select Value Fund...............   2,157           2,231             --
Small Cap Value Fund............   3,708           3,771             --
Diversified Growth Fund.........     714             746             --
Small Cap Growth Fund...........   4,994           5,177             --
Family Heritage(R)Fund..........   5,380           5,453             --
International Equity Fund.......   3,891           4,018             --
Government/Corporate Bond Fund..   4,264           2,479          1,767

NOTES TO FINANCIAL STATEMENTS   (concluded)
-------------------------------------------------------------------------------
PITCAIRN FUNDS  October 31, 2001


9. Tax-Exempt Bond Fund Acquisition of the Net Assets of Kala Investment Corporation

On October 29, 2001, substantially all of the net assets of Kala Investment Corporation ("Kala"), a diversified closed-end investment company, were contributed in exchange for shares of the Tax-Exempt Bond Fund. Under the Plan of Reorganization, 724,834 shares of the Tax-Exempt Bond Fund were issued to the shareholders of Kala in the tax-free reorganization. The value of the Kala net assets contributed as of the merger date were $7,654,244, which included unrealized appreciation of $116,895. Subsequent to the receipt on October 29, 2001 of Kala's contributed assets, the value of the net assets of the Tax-Exempt Bond Fund was $112,672,777.

10. In Kind Transfer of Securities/Common Trust Fund Conversions

On August 4, 2000 and August 11,  2000  (August 25, 2000 for the Small Cap Value
Fund), portfolio assets were contributed at their then current value from certain accounts managed by the Adviser and from certain common trust funds (collective trust fund for the Government/Corporate Bond Fund) of which PTC was the trustee, respectively, on a tax free basis in exchange for shares of the Funds as summarized below:

                                                                     NET
                                                      MARKET      UNREALIZED
                                      SHARES           VALUE      GAIN (LOSS)
FROM MANAGED ACCOUNTS:                ISSUED           (000)         (000)
----------------------            ------------     ----------    ------------
Diversified Value Fund............  1,074,976       $ 10,750     $ 1,226
Diversified Growth Fund .........   2,017,933         20,179       3,013
Family Heritage(R)Fund ..........      17,010            170          --
International Equity Fund .......   2,521,756         25,218       4,094
Government/Corporate
 Bond Fund ......................   2,540,685         25,407        (930)

                                                                    NET
                                                      MARKET     UNREALIZED
                                       SHARES          VALUE     GAIN (LOSS)
FROM COMMON TRUST FUNDS:               ISSUED          (000)        (000)
------------------------           -----------     ----------   ------------
Diversified Value Fund ..........  14,821,811        149,626       1,719
Select Value Fund ...............   4,409,429         44,094       4,618
Small Cap Value Fund ............   6,525,035         65,250       7,280
Diversified Growth Fund .........  17,257,020        174,192       4,945
Select Growth Fund ..............   4,257,609         42,576        (445)
Small Cap Growth Fund ...........   5,709,974         57,100       4,588
Family Heritage(R)Fund. .........   9,736,097         96,689       2,753
International Equity Fund .......  16,005,021        162,546      30,882
Government/Corporate
 Bond Fund ......................   1,425,267         14,292         (87)
Tax-Exempt Bond Fund ............   9,799,437         97,994       1,310

Immediately following the in-kind exchanges on August 11, 2000 (August 25, 2000 for the Small Cap Value Fund) the common trust funds distributed the shares of the Funds received to their owners and the common trust funds were liquidated.

NOTICE TO SHAREHOLDERS   (Unaudited)
-------------------------------------------------------------------------------
PITCAIRN FUNDS  October 31, 2001


For the purposes of the Internal Revenue Code, each Fund is designating the following items with regard to distributions paid during the fiscal year ended October 31, 2001:


                                        DIVERSIFIED          SELECT           SMALL CAP        DIVERSIFIED       SELECT
                                          VALUE              VALUE              VALUE            GROWTH          GROWTH
                                           FUND               FUND              FUND              FUND            FUND
                                        -----------       ----------       -------------     --------------   ------------
Long Term (20% Rate)
     Capital Gain Distribution             0.00%              0.00%             0.00%             0.00%            0.00%

Ordinary Income Distributions            100.00%            100.00%           100.00%             0.00%          100.00%

Tax-Exempt Interest                        0.00%              0.00%             0.00%             0.00%            0.00%

Total Distributions                      100.00%            100.00%           100.00%             0.00%          100.00%

Qualifying Dividends(1)                  100.00%            100.00%            79.15%             0.00%            0.00%

Foreign Tax Withholding
     Pass Through(2)                       0.00%              0.00%             0.00%             0.00%            0.00%

                                         SMALL CAP          FAMILY         INTERNATIONAL      GOVERNMENT/       TAX-EXEMPT
                                          GROWTH           HERITAGE(R)        EQUITY        CORPORATE BOND         BOND
                                           FUND              FUND              FUND              FUND              FUND
                                        -----------       ----------       -------------    ---------------    ------------

Long Term (20% Rate)
     Capital Gain Distribution             0.00%              0.00%            41.26%             0.00%            0.00%

Ordinary Income Distributions              0.00%              0.00%            58.74%           100.00%            0.03%

Tax-Exempt Interest                        0.00%              0.00%             0.00%             0.00%           99.97%

Total Distributions                        0.00%              0.00%           100.00%           100.00%          100.00%

Qualifying Dividends(1)                    0.00%              0.00%             0.00%             0.00%            0.00%

Foreign Tax Withholding
     Pass Through(2)                       0.00%              0.00%            35.19%             0.00%            0.00%

 --------------------------------

(1)  Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions".
(2)  Foreign tax credit pass through represents the amount eligible for the foreign tax credit and is reflected as a percentage of
     "Ordinary Income Distributions".

                                      NOTES

                                      NOTES

                                      NOTES

INVESTMENT ADVISER
Pitcairn Investment Management
One Pitcairn Place, Suite 3000
165 Township Line Road
Jenkintown, PA 19046

SUB-ADVISER (INTERNATIONAL EQUITY FUND)
Oechsle International Advisors LLC
One International Place, 23rd Floor
Boston, MA 02110

SUB-ADVISER (SMALL CAP GROWTH FUND)
Standish Mellon Asset Management Company LLC
One Financial Center
Boston, MA 02111

SUB-ADVISER (SELECT GROWTH FUND)
Sands Capital Management, Inc.
1001 19th Street North, Suite 1450
Arlington, VA 22209

ADMINISTRATOR & DISTRIBUTOR
SEI Investments Mutual Funds Services
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL
Dechert
1775 Eye Street, NW
Washington, DC 20006

LEGAL COUNSEL TO INDEPENDENT TRUSTEES
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103

BOARD OF TRUSTEES
Alvin A. Clay III, President and Chief Executive Officer
Dirk Junge, Chairman and Vice President
Carleton A. Holstrom
George M. Chamberlain, Jr., Esq.
James R. Wood

                             [Pitcairn logo omitted]
                                 PITCAIRN FUNDS


                         One Pitcairn Place, Suite 3000

                             165 Township Line Road

                            Jenkintown, PA 19046-3531